                                                                EXHIBIT 10.51(4)


                              AMENDED AND RESTATED
                             SECURED LOAN AGREEMENT


                          dated as of December 22, 1997
                  amended and restated as of December 15, 1998


                                     between



                             MERIDIAN TRUST COMPANY,
         not in its individual capacity except as expressly set forth in this Secured Loan Agreement but as owner trustee
                                    Borrower

      THE FINANCIAL INSTITUTIONS SIGNATORY TO THIS SECURED LOAN AGREEMENT
                                     Lenders

                                     - and -

                 CREDIT LYONNAIS/PK AIRFINANCE, NEW YORK BRANCH
                                      Agent



                  Two McDonnell Douglas Model DC-9-81 Aircraft
                   Manufacturer's Serial Nos. 48038 and 48039
                    U.S. Registration Marks N806US and N807US



                        FELTMAN, KARESH, MAJOR & FARBMAN,
                          Limited Liability Partnership
                               Carnegie Hall Tower
                              152 West 57th Street
                            New York, New York 10019

Transaction No. USA71

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  DEFINITIONS; INTERPRETATION.......................................1
       1.1     Definitions....................................................1
       1.2     Security Agreement Definitions.................................7
       1.3     Interpretation.................................................7

SECTION 2.  LOAN, CLOSING AND BORROWINGS......................................7
       2.1     Funding of Commitments.........................................7
       2.2     Borrowing Notice...............................................8
       2.3     Notes..........................................................8
       2.4     Security Documents.............................................9
       2.5     Disbursement of Loan Proceeds..................................9
       2.6     Original Closing; Additional Commitment Closing................9
       2.7     Limitations on Recourse........................................9
       2.8     Extension Period..............................................10

SECTION 3.  CONDITIONS PRECEDENT.............................................10
       3.1     Conditions Precedent to Closing...............................10
       3.2     Conditions Precedent to each Advance..........................14
       3.3     Conditions Precedent to Additional Commitment.................14
       3.4     Conditions Precedent to Extension Period......................18
       3.5     Deficiency Guaranty...........................................19

SECTION 4.  REPAYMENT AND PREPAYMENT.........................................20
       4.1     Principal.....................................................20
       4.2     Interest......................................................20
       4.3     Mandatory Prepayments.........................................21
       4.4     Voluntary Termination of Commitments..........................21
       4.5     Voluntary Prepayments.........................................21
       4.6     Payments under this Agreement.................................22
       4.7     Application of Payments.......................................25

SECTION 5.  PAYMENTS.........................................................25
       5.1     Place and Manner of Payment...................................25
       5.2     Payments on Banking Day.......................................26
       5.3     No Offset.....................................................26

SECTION 6.  COMPENSATION FOR ADDITIONAL COSTS; INDEMNITIES...................26
       6.1     Compensation for Re-employment of Funds.......................26
       6.2     Force Majeure.................................................26

       6.3     Illegality....................................................27
       6.4     Additional Funding Costs......................................27
       6.5     General Tax Indemnity.........................................28
       6.6     Mitigation....................................................29
       6.7     General Indemnity.............................................30

SECTION 7.  BORROWER'S REPRESENTATIONS AND WARRANTIES........................30
       7.1     Organization; Power...........................................30
       7.2     Citizenship...................................................30
       7.3     Trust Authority...............................................30
       7.4     Consents......................................................31
       7.5     Enforceable Agreement.........................................31
       7.6     Compliance with Applicable Law................................31
       7.7     Litigation....................................................31
       7.8     No Taxes......................................................31
       7.9     No Stamp Taxes................................................31
       7.10    Title to Collateral...........................................32
       7.11    No Liens......................................................32
       7.12    No Default....................................................32
       7.13    Material Disclosure...........................................32
       7.14    Principal Place of Business...................................32
       7.15    Trade Names...................................................32
       7.16    No Duty to Investigate........................................33
       7.17    Trust Agreement...............................................33
       7.18    Transaction Documents.........................................33

SECTION 8   TRUST COMPANY'S REPRESENTATIONS AND WARRANTIES...................33
       8.1     Organization; Power...........................................33
       8.2     Citizenship; Permits..........................................33
       8.3     Corporate Authority...........................................34
       8.4     Consents......................................................34
       8.5     Enforceable Agreement.........................................34
       8.6     Compliance with Applicable Law................................34
       8.7     Principal Place of Business...................................34
       8.8     No Duty to Investigate........................................34
       8.9     Trust Agreement...............................................35

SECTION 9.  GENERAL COVENANTS OF BORROWER....................................35
       9.1     Notice of Default.............................................35
       9.2     Preservation of Trust Existence...............................35
       9.3     Obtain Approvals..............................................35
       9.4     Inspections...................................................35
       9.5     Taxes.........................................................35

       9.6     Notice of Litigation..........................................36
       9.7     Further Assurances............................................36
       9.8     Negative Pledge...............................................36
       9.9     Additional Indebtedness.......................................36

SECTION 10. COVENANTS RELATING TO EQUIPMENT..................................36
       10.1    Registration of Each Airframe; No Sale........................36
       10.2    Recording.....................................................36
       10.3    Information...................................................37
       10.4    Inspection....................................................37
       10.5    Transfers of Possession.......................................37
       10.6    Insurances....................................................37

SECTION 11. EVENTS OF DEFAULT................................................38
       11.1    Events of Default.............................................38
       11.2    Acceleration..................................................40
       11.3    Effect of Bankruptcy Stay.....................................41

SECTION 12. FEES AND EXPENSES................................................41
       12.1    Transaction Expenses..........................................41
       12.2    Up-front Fee..................................................42
       12.3    Credit Approval Fee...........................................42
       12.4    Commitment Termination Fee....................................42
       12.5    Commitment Fee................................................43

SECTION 13. AGENT............................................................43
       13.1    Appointment, Powers and Immunities............................43
       13.2    Reliance by Agent.............................................44
       13.3    Events of Default.............................................44
       13.4    Indemnification of Agent......................................44
       13.5    Non-Reliance on Agent and other the Lenders...................44
       13.6    Failure to Act................................................45
       13.7    Resignation or Removal of Agent...............................45

SECTION 14. CERTAIN MATTERS CONCERNING THE LENDERS...........................45
       14.1    Pro Rata Treatment Among the Lenders..........................45
       14.2    Sharing of Collateral and Payments............................46
       14.3    Several Obligations...........................................46

SECTION 15. REGISTRATION AND TRANSFER OF NOTES...............................46
       15.1    Registration, Transfer and Exchange of Notes..................46
       15.2    Mutilated, Destroyed, Lost or Stolen Notes....................46
       15.3    Transferability of Note.......................................47

       15.4    Validity of Substituted Note..................................47
       15.5    Cancellation of Notes.........................................47

SECTION 16. MISCELLANEOUS PROVISIONS.........................................47
       16.1    Modifications, Consents and Waivers; Entire Agreement.........47
       16.2    Notices.......................................................48
       16.3    Entire Agreement; No Oral Change..............................49
       16.4    Governing Law; Jurisdiction and Venue.........................49
       16.5    Usury.........................................................50
       16.6    No Broker.....................................................50
       16.7    Survival......................................................50
       16.8    Waiver of Jury................................................50
       16.9    Assignment, Successors and Assigns............................51
       16.10   Captions and Section Headings; Construction...................51
       16.11   Severability..................................................51
       16.12   Time of the Essence...........................................51
       16.13   Counterparts..................................................52

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----
Schedule 1   ---    Total Commitment
Schedule 1   ---    Total Commitment during the Extension Period

EXHIBIT A    ---    Form of Acceptable Lessee Acknowledgment
EXHIBIT B    ---    Form of Notice of Assignment
EXHIBIT C    ---    Form of Confirmation of Guaranty
EXHIBIT D    ---    Form of Deficiency Guaranty Agreement
EXHIBIT E    ---    Form of Amended and Restated Note
EXHIBIT F    ---    Form of Amended and Restated Aircraft
                    Security Agreement
EXHIBIT G    ---    Form of Borrowing Notice

                              AMENDED AND RESTATED
                             SECURED LOAN AGREEMENT


                  This AMENDED AND RESTATED SECURED LOAN AGREEMENT, dated as of December 22, 1997 and amended and restated as of December 15, 1998 (this "Agreement"), is between Meridian Trust Company, a Pennsylvania trust company (in its individual capacity, the "Trust Company"), not in its individual capacity except as expressly set forth in this Agreement but as owner trustee pursuant to the Trust Agreement ("Borrower"), the financial institution or institutions that have executed a signature page to this Agreement (collectively or individually, the "Original Lenders") and Credit Lyonnais/PK AIRFINANCE, New York Branch, as agent for the Lenders (in such capacity, "Agent").

RECITALS:

                  (1) Pursuant to the Secured Loan Agreement, dated as of December 22, 1997 (the "Original Loan Agreement"), between Borrower, the Lenders and Agent, the Lenders have made available to Borrower revolving loans in connection with the financing of one McDonnell Douglas Model DC-9-81 aircraft and other Equipment.

                  (2) Borrower, the Lenders and Agent desire to amend and restate the Original Loan Agreement in order to increase the amount of the Total Commitment and to amend certain other terms of the Original Loan Agreement.

                  (3) This Agreement sets out the terms and conditions on which the Lenders will make revolving loans available to Borrower in a maximum amount from time to time of the increased Total Commitment.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, Borrower, the Lenders and Agent agree as follows:

SECTION 1.  DEFINITIONS; INTERPRETATION

                  1.1 Definitions.1 Definitions. In this Agreement the following words and expressions, except where the context otherwise requires, shall have the following meanings:

                  "Acceptable Lessee Acknowledgment" means an Acknowledgment executed and delivered by Lessee to Agent in the form attached as Exhibit A or in such other form as is reasonably acceptable to Agent and the Lenders.

                  "Additional Commitment" means the amount of $5,000,000.

                  "Additional Commitment Closing" has the meaning set forth in
Section 2.6.

                  "Additional Commitment Closing Date" means any Banking Day not later than December 31, 1998 selected by Borrower by giving Agent and the Lenders at least two Banking Days notice on or after the date of this Agreement in accordance with the provisions of Section 2.6.

                  "Additional Commitment Documents" means, collectively, this Agreement, the Notes, the Security Agreement, the Confirmation of Guaranty, the Additional Notice of Assignment and every other agreement, instrument or certificate to which Borrower, Trust Company or Guarantor is a party or delivered by Borrower, Trust Company or Guarantor to Agent or the Lenders in connection with the funding by the Lenders of the Additional Commitment or the transactions contemplated by the Security Agreement or this Agreement, including the Deficiency Guaranty if entered into pursuant to Section 3.5.

                  "Additional Notice of Assignment" means a Notice of Assignment, dated on or before the Additional Commitment Closing Date, of Borrower in the form attached as Exhibit B issued to Lessee.

                  "Advances" means loans from the Lenders to Borrower in accordance with the terms of this Agreement.

                  "Affiliate" means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

                  "Banking Day" means (i) in the context of a Borrowing Date, a day on which foreign exchange markets in London, England and in New York City, New York are open for the transaction of the business required for the Lenders to fund and make Advances on such date, and (ii) in the context of any date on which a payment of interest or principal is due under the Financing Documents, a day on which federally chartered banking institutions in New York City, New York are open for the transaction of business.

                  "Base Rate" means for each Payment Period the USD-LIBOR-BBA rate for three-months periods that appears on Telerate Page 3750 at or about 11:00 a.m. London time on the second Banking Day preceding the first day of such Payment Period. If no quotation appears on Telerate Page 3750, the "Base Rate" shall be the rate per annum determined by Agent to be the average (rounded to the fourth decimal place) of the rates at which Dollar deposits are offered for three-months periods by the Reference Banks to banks in the London Interbank Market at or about 11:00 a.m. London time on such date. If no such deposits are offered to Agent and, as a result, Agent is unable to determine the "Base Rate", then Borrower and the Lenders shall in good faith attempt to agree upon a new basis for determining the "Base Rate" and, in the event Borrower and the Lenders are unable to agree upon a substitute basis, then the "Base Rate" shall equal, for each Lender, such Lender's actual cost of funds.

                  "Borrowing Date" has the meaning given such term in Section 2.2(a).

                  "Borrowing Notice" has the meaning given such term in Section 2.2(a).

                  "Closing Date" means February 26, 1997.

                  "Commitment" means, for each Lender, the aggregate amount of Advances to be made available to Borrower by such Lender from time to time during the Commitment Period and determined at any time by such Lender's Commitment Percentage of the amount set forth on Schedule 1 at such time, or during the Extension Period, if any, Schedule 2.

                  "Commitment Percentage" means for each Lender the percentage that the principal amount of such Lender's Advances shall bear to the principal amount of all Advances, as agreed by and set forth for such Lender on its signature page to this Agreement and on its Note or Notes.

                  "Commitment Period" means the period commencing on the Closing Date and ending on the earliest of (i) the Maturity Date or, subject to the provision of Section 2.8, the Extended Maturity Date, (ii) the date on which all Commitments for the Loan are terminated in accordance with Section 11.2, or
(iii) the date on which the Loan is prepaid in full and the Commitments for the Loan are terminated under the provisions of Section 4.3 or 4.4 or any other provision of this Agreement.

                  "Confirmation of Guaranty" means the Confirmation, dated the Additional Commitment Closing Date, by Guarantor of its obligations under the Guaranty in the form attached as Exhibit C.

                  "Debt" means , at any date, with respect to any Person, (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all obligations of such Person under leases which are capitalized for financial reporting purposes, (v) all indebtedness secured by a Lien on any asset of such Person, whether or not such Person has assumed or is otherwise liable for such indebtedness, and (vi) all Debt of others guaranteed in any manner directly or indirectly by such Person (or in effect guaranteed indirectly by such Person through an agreement intended to have the effect of enabling an obligor other than such Person to satisfy Debt or to assure the holder of Debt of such obligor against loss, whether through an obligation of such Person to purchase property or services or to maintain such obligor's financial condition or otherwise); provided, that notwithstanding the foregoing, Debt shall not in any event include any indebtedness or obligations which are non-recourse to such Person.

                  "Default" means an Event of Default or an event that, with the giving of notice, the passage of time or both, would constitute an Event of Default.

                  "Deficiency Guaranty" means a Deficiency Guaranty Agreement substantially in the form attached as Exhibit D to be entered into between Guarantor, Agent and the Lenders pursuant to Section 3.5.

                  "Dollars" or "$" means the legal currency at any relevant time of the United States of America.

                  "Event of Default" has the meaning given such term in Section 11.1.

                  "Exercise Date" has the meaning set forth in Section 2.8.

                  "Extended Maturity Date" means September 30, 2002.

                  "Extension Period" has the meaning set forth in Section 2.8.

                  "Financing Documents" means, collectively, (i) prior to the Additional Commitment Closing Date, the Initial Financing Documents; and (ii) on and after the Additional Commitment Closing Date, the Initial Financing Documents to the extent that such Initial Financing Documents have not been amended and restated on the Additional Commitment Closing Date, and the Additional Commitment Documents.

                  "Guaranty" means the Guaranty Agreement, dated February 26, 1998, between Guarantor, Agent and the Lenders.

                  "Indemnified Taxes" has the meaning given to such term in
Section 6.5(a).

                  "Indemnitees" means, collectively, Agent, each Lender, their respective successors and assigns and their respective officers, directors, agents, employees and shareholders.

                  "Initial Collateral" means the "Collateral" as defined in the Original Security Agreement.

                  "Initial Financing Documents" means, collectively, the Original Loan Agreement, the Original Notes, the Original Security Agreement, the Guaranty, the Notice of Assignment and every other agreement, instrument or certificate to which Borrower, Trust Company or Guarantor is a party or delivered by Borrower, the Trust Company or Guarantor to Agent or any Original Lender in connection with the transactions contemplated by the Original Loan Agreement or the Original Security Agreement.

                  "Initial Transaction Documents" means, collectively, the Original Lease, the Purchase Agreement and the Upgrade Kit Agreement.

                  "Insurances" means the insurance coverage and policies required by Section 10.9.

                  "Interest Rate" has the meaning set forth in Section 4.2(b).

                  "Lease Default" means a "Default" (as such term is defined in each Lease, as applicable).

                  "Lease Event of Default" means an "Event of Default" (as such term is defined in each Lease, as applicable).

                  "Lenders" means the Original Lenders as well as their successors and assigns in accordance with Section 16.9.

                  "Loan" means, at any time, the aggregate principal amount of all Advances outstanding at such time and due the Lenders under this Agreement and the Notes.

                  "Majority Lenders" means, as of any date of determination, the Lenders holding more than 66_% of the aggregate principal amount of the Notes outstanding on such date.

                  "Margin" means 2.125%.

                  "Maturity Date" means September 30, 2001.

                  "Notes" means the Amended and Restated Secured Promissory Notes, dated the Additional Commitment Closing Date, of Borrower in the form attached as Exhibit E issued to each of the Lenders and in the principal amount of and evidencing the Commitment of such Lender on the Additional Commitment Closing Date.

                  "Notice of Assignment" means a Notice of Assignment, dated February 26, 1998, of Borrower issued to Lessee with respect to Aircraft N807US.

                  "Original Notes" means the Secured Promissory Notes, dated the Closing Date, of Borrower issued to each of the Original Lenders and evidencing the Commitment of each Lender on the Closing Date.

                  "Original Security Agreement" has the meaning set forth in the Security Agreement.

                  "Overdue Rate" means at any time an annual rate of interest equal to the "base rate" as then announced by Bank of America National Trust and Savings Association at its principal lending office in New York, New York plus 2.00%.

                  "Payment Date" means the last day of March, June, September and December of each year during the Commitment Period, beginning March 31, 1998; provided that if such day is not a Banking Day, the "Payment Date" shall be on the immediately preceding Banking Day.

                  "Payment Period" means the period commencing on the Closing Date or the day after a Payment Date and ending on the next succeeding Payment Date.

                  "Prepayment Date" has the meaning given such term in Section 4.5.

                  "Prepayment Notice" has the meaning given such term in Section 4.5.

                  "Reference Banks" means Barclays Bank PLC, National Westminster Bank PLC and Bank of America National Trust and Savings Association.

                  "Security Agreement" means the Amended and Restated Aircraft Security Agreement, dated February 26, 1998 and amended and restated on the Additional Commitment Closing Date, between Borrower and Agent in the form attached as Exhibit F pursuant to which, among other things, Borrower grants to Agent a security interest in the Equipment and the Leases for the benefit of the Lenders.

                  "Special FAA Counsel" means Daugherty, Fowler, Peregrin & Haught, P.C.

                  "Subsidiary" means, as to Borrower, any Person in which Borrower or one or more of its Subsidiaries own sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than 50% interest in the profits or capital thereof is owned by Borrower or one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of Borrower or one or more of its Subsidiaries).

                  "Taxes" means any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any Government Body, or any interest or penalties incurred in connection with such assessments.

                  "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as Borrower and Majority Lenders may agree to be nominated as the information vendor) for the purpose of displaying London Interbank Offered Rates of leading reference banks.


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

                  "Total Commitment" means the aggregate Commitments of all the Lenders as in effect from time to time as set forth on Schedule 1 or, during the Extension Period, Schedule 2.

                  "Transaction Documents" means, collectively, (i) prior to the Additional Commitment Closing Date, the Initial Transaction Documents; and (ii) on and after the Additional Commitment Closing Date, the Initial Transaction Documents, Lease N806US and the Purchase Agreement.

                  "Unused Commitment" means, at any time, the difference between the amount of the Total Commitment as in effect on such date and the then aggregate outstanding principal amount of the Loan.

                  1.2 Security Agreement Definitions.2 Security Agreement Definitions. Capitalized terms used but not defined in this Agreement have the meaning given to such terms in the Security Agreement.

                  1.3 Interpretation.3 Interpretation. (a) All terms used in
Article 9 of the UCC and not specifically defined in this Agreement are used in this Agreement as defined in Article 9 of the UCC.

                  (b) Unless otherwise indicated, any law, statute, treaty or ordinance defined or referred to in this Agreement means or refers to such law, statute, treaty or ordinance as amended from time to time, any successor or replacement law, statute, treaty or ordinance as amended from time to time, and the rules and regulations promulgated from time to time under such law, statute, treaty or ordinance.

                  (c) Unless otherwise indicated, any agreement defined or referred to in this Agreement means or refers to such agreement as amended, modified or supplemented from time to time or as the terms of such agreement are waived or modified, in each case in accordance with its terms and as permitted under the Financing Documents.

                  (d) Terms defined in this Agreement in the singular include the plural of such terms, and terms defined in this Agreement in the plural include the singular of such terms.

                  (e) The term "including", when used in this Agreement, means "including without limitation" and "including but not limited to".

                  (f) Unless otherwise indicated, any reference to a specific "section", "clause", "schedule" or "exhibit" refers to such section, clause, schedule or exhibit of this Agreement.

SECTION 2. LOAN, CLOSING AND BORROWINGS

                  2.1 Funding of Commitments. (a) Subject to the terms and conditions of this Agreement, each Lender hereby agrees to make Advances to Borrower during the Commitment Period in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Commitment of such Lender as then in effect based on the proportion that such Lender's Commitment as then in effect bears to the Total Commitment, and in no event may the aggregate outstanding principal amount of all Advances exceed the Total Commitment then in effect. Subject to the terms of this Agreement, during the Commitment Period Borrower may borrow, prepay (as provided in Section 4.5) and reborrow the amount of the Total Commitment; provided, that Borrower may make no more than two borrowings pursuant to Section 2.2 and no more than two prepayments pursuant to
Section 4.5 in any Payment Period.

                  (b) No Lender shall have any obligation in respect of its Commitment except as expressly set forth in this Agreement, and no Lender shall have any obligation to lend its Commitment after the Maturity Date or the Extended Maturity Date, if any.

                  2.2 Borrowing Notice. (a) Borrower shall give Agent written notice of each borrowing of Advances by the delivery to Agent of a notice (the "Borrowing Notice") in the form attached as Exhibit G. Each Borrowing Notice shall be effective only if received by Agent not later than 1000 hours (London time) on the date which is two Banking Days before the date of the requested borrowing. Each such Borrowing Notice shall specify the aggregate amount (subject to Section 2.1) of Advances to be borrowed and the date of borrowing, which shall be a Banking Day (the "Borrowing Date").

                  (b) A scheduled Borrowing Date may be postponed from time to time for any reason if Borrower gives Agent and the Lenders telefax notice of such postponement and the date, if any, to which such Borrowing Date has been postponed, such notice of postponement to be received by Agent and each Lender no later than 1600 hours (Luxembourg time) on the originally scheduled Borrowing Date, in which event such newly specified date shall become the scheduled "Borrowing Date" for purposes of the Borrowing Notice.

                  (c) In the event any notice of postponement of a Borrowing Date pursuant to Section 2.2(b) is received by Agent or any Lender after 1000 hours (London time) two Banking Days before the originally scheduled Borrowing Date, Borrower will compensate the Lenders pursuant to Section 6.1.

                  (d) Each Borrowing Notice requesting Advances shall include a representation and warranty by Borrower that (i) the representations and warranties in Sections 7 and 8 are true and correct on the date of such Borrowing Notice, (ii) no Default has occurred and is continuing, and (iii) the Loan shall not, on the date of borrowing and giving effect to the Advances requested in such Borrowing Notice, exceed the Total Commitment.

                  2.3 Notes. The principal of and interest on the Loan shall be evidenced by the Notes. On the Additional Commitment Closing Date, Borrower shall execute and deliver to each Lender a Note payable to such Lender in the aggregate principal amount of such Lender's Commitment on the Additional Commitment Closing Date. Upon receipt of the Notes, the Original Lenders shall cancel and return to Borrower the Original Notes delivered to the Original Lenders on the Closing Date.

                  2.4 Security Documents. As collateral security for the prompt and complete payment of Borrower's obligations under the Financing Documents and the payment of any sum advanced or subsequently advanced or obligation incurred pursuant to any provision of the Financing Documents, Borrower shall execute and deliver to Agent the Security Agreement, granting to Agent on behalf of the Lenders a first priority Lien upon and security interest in the Collateral.

                  2.5 Disbursement of Loan Proceeds. Not later than noon (New York City time) on a Borrowing Date, each Lender shall transfer to Agent by wire transfer or otherwise, but in any event in immediately available funds, the amount of the Advance to be made by it on such date, and Agent, upon its receipt of each such amount, shall disburse such amount to Borrower by depositing it in the following account:

                                  CitiBank, N.A
                                 111 Wall Street
                                    6th Floor
                               New York, NY 10043
                             Account No.: 4052-8889
                               ABA No.: 021 000089

or to such other account of Borrower in the continental United States as Borrower may designate in writing to Agent by at least 10 Banking Days prior written notice.

                  2.6 Original Closing; Additional Commitment Closing. The closing of the transactions contemplated by the Financing Documents with respect to the Loans to be made prior to the Additional Commitment Closing Date (the "Closing") was held, and the documentation required to be delivered pursuant to
Section 3 was delivered, at the offices of Feltman, Karesh, Major & Farbman, Limited Liability Partnership, 152 West 57th Street, New York, New York 10019 ("FKM&F"), on the Closing Date. The closing of the transactions contemplated by the Additional Commitment Documents with respect to the Additional Commitment (the "Additional Commitment Closing") shall be held, and any documentation required to be delivered pursuant to Section 3 shall be delivered, at the offices of FKM&F, on a Banking Day specified by Borrower in a written notice given to Agent and each Lender at least two Banking Days in advance, or at such other time and place as may be agreed between Borrower, Agent and the Lenders.

                  2.7 Limitations on Recourse. Notwithstanding anything to the contrary contained in any Financing Document (other than the Guaranty):

                           (a) the following obligations of Borrower under this Agreement, the Note and the other Financing Documents (other than the Guaranty) are nonrecourse to Borrower and shall be payable only from the income and proceeds of the Collateral: (i) the obligation to make payments of principal and interest due on the Loan; (ii) the performance by Borrower of the obligations and covenants contained in Sections 6 and 10 of this Agreement; and (iii) the obligation to make any payment of fees, expenses or other amounts due under the Financing Documents (other than the Guaranty), except fees, expenses and other amounts arising as a result of the breach by Borrower or the failure by Borrower to perform any representation, warranty, covenant, indemnity or other agreement not covered by the preceding clauses (i) and (ii) of this Section 2.7(a); and

                           (b) the Trust Company shall not have any personal liability (i) to make payments of principal and interest due on the Loan, or (ii) to make payments of any other amounts payable under the Financing Documents except to the extent arising from a misrepresentation or breach of a representation, warranty or covenant expressly made by the Trust Company in a Financing Document;

provided, that Section 2.7(a) or (b) shall not be construed to limit the exercise and enforcement of Agent's or any Lender's rights in and remedies with respect to, (i) the Collateral in accordance with the terms of this Agreement and the Security Agreement, or (ii) under the Guaranty. Borrower hereby acknowledges that Agent and the Lenders have expressly reserved all of their respective legal rights and remedies against the Collateral, including the right, upon the occurrence and continuation of an Event of Default, to foreclose upon and to receive the proceeds from the Collateral and otherwise to enforce any right or remedy against the Collateral under and in accordance with the terms of this Agreement and the Security Agreement.

                  2.8 Extension Period. Subject to the satisfaction of the conditions precedent set forth in Section 3.4, Borrower shall have the right upon notice to Agent given not less than 90 days prior to the Maturity Date (the "Exercise Date") to extend the Commitment Period from the Maturity Date to the Extended Maturity Date (such period, the "Extension Period"). Any such notice shall be in writing and shall be irrevocable.

SECTION 3. CONDITIONS PRECEDENT

                  3.1 Conditions Precedent to Closing. The obligation of each Lender to make its Commitment available to Borrower on the Closing Date was subject to the satisfaction (or waiver by Agent and all the Lenders) of each of the following conditions precedent, all of which took place, occurred or were delivered to Agent and the Lenders not later than the Closing Date or such earlier date as provided:

                  (a) No Change in Applicable Law. As of the Closing Date, no change shall have occurred after the date of this Agreement in Applicable Law that, in the reasonable judgment of Agent or any Lender, could make it illegal for Agent or such Lender to lend all or any part of its Commitment or could materially adversely affect, restrain or change the transactions contemplated by the Initial Financing Documents or the operations (current or proposed), assets or condition (financial or otherwise) of Borrower or Lessee.

                  (b) No Default; No Event of Loss. Borrower shall have performed all of its agreements and paid all sums to be performed or paid under the Initial Financing Documents, including sums payable under Sections 12.1 and 12.2, on or before the Closing Date. No Default shall have occurred and be continuing, and no Lease Default shall have occurred and be continuing. No Event of Loss and no event that, with the passage of time or the making of any determination, might constitute an Event of Loss shall have occurred with respect to Airframe N806US or Engine N806US.

                  (c) Representations and Warranties. The representations and warranties of Borrower, the Trust Company and Guarantor contained in the Initial Financing Documents shall be true and correct as of the Closing Date as if made on and as of the Closing Date.

                  (d) Financing Documents. Borrower, the Trust Company and Guarantor shall have duly authorized, executed and delivered to Agent the Initial Financing Documents, including all UCC-1 financing statements, notices and assignments or other similar documents deemed necessary by Agent to create, perfect, maintain and preserve the Liens in and to Airframe N806US, Engine N806US, Technical Records N806US and the right, title and interest of Borrower in the Initial Transaction Documents, and such Initial Financing Documents shall be in full force and effect. Borrower shall also have delivered to Agent such documents as Agent may require in connection with the termination of any and all Liens, claims or encumbrances affecting the Initial Collateral, other than Permitted Liens. All Initial Financing Documents and such financing statements, assignments, releases or other similar documents shall be suitable for filing in all public offices deemed necessary by Agent.

                  (e) UCC Financing Statements. On or before the Closing Date, Uniform Commercial Code financing statements and any other necessary filings and recordings reflecting the Liens in the Initial Collateral created by the Original Security Agreement shall have been duly executed and delivered by

Borrower , as debtor, to Agent, as secured party, and shall have been duly filed in all places that, and all such other actions shall have been taken that, in the opinion of Agent or any Lender are necessary or appropriate to perfect such Liens, and Agent shall have received satisfactory evidence of the occurrence of all such filings and other actions. On or before the Closing Date, precautionary Uniform Commercial Code financing statements reflecting the interests of Borrower and Lessee in the Initial Collateral under Lease N807US shall have been duly assigned to Agent, as Assignee, and amendments to such effect shall have been duly filed in all places that, and all such other actions shall have been taken that, in the opinion of Agent or any Lender are necessary or appropriate.

                  (f) Borrower's Organization and Authorization. On or before the Closing Date, Borrower shall deliver to Agent (i) copies of the Trust Agreement, certified by a corporate trust officer of the Trust Company, (ii) copies of all documents evidencing all trust action taken by Borrower to authorize the execution and delivery of the Initial Financing Documents to which Borrower is a party and all other documents required or contemplated under the Initial Financing Documents, as well as the authorization by Borrower of the Loan, the incurrence of the obligations relating to the Loan and the performance of all actions required or contemplated in connection with the Loan, and (iii) copies of all other documents that Agent may reasonably request relating to the trust authority for the execution, delivery and performance of, and the validity of, the Initial Financing Documents to which borrower is a party, all in form and substance satisfactory to Agent.

                  (g) Trust Company's Organization and Authorization. On or before the Closing Date, the Trust Company shall deliver to Agent (i) copies of all charter documents and of the By-Laws of the Trust Company, certified by the Secretary or a duly authorized officer of the Trust Company, (ii) copies of all documents (including if required resolutions of the Board of Directors of the Trust Company) evidencing all corporate action taken by the Trust Company to authorize the execution and delivery of the Initial Financing Documents to which the Trust Company is a party and all other documents required or contemplated under the Initial Financing Documents, and (iii) copies of all other documents that Agent may reasonably request relating to the corporate authority for the execution, delivery and performance of, and the validity of, the Initial Financing Documents to which the Trust Company is a party, all in form and substance satisfactory to Agent.

                  (h) Guarantor's Organization and Authorization. On or before the Closing Date, Guarantor shall deliver to Agent (i) copies of the Certificate of Limited Partnership and the Limited Partnership Agreement of Guarantor, certified by the Secretary or a duly authorized officer of the General Partner of Guarantor, (ii) copies of all documents evidencing all partnership action taken by Guarantor to authorize the execution and delivery of the Initial Financing Documents to which Guarantor is a party and all other documents required or contemplated under the Initial Financing Documents, and (iii) copies of all other documents that Agent may reasonably request relating to the partnership authority for the execution, delivery and performance of, and the validity of, the Initial Financing Documents to which Guarantor is a party, all in form and substance satisfactory to Agent. On the Closing Date, Agent shall have received evidence satisfactory to it of the existence and good standing of Guarantor as of a date not earlier than three Banking Days before the Closing Date.

                  (i) Insurance. On or before the Closing Date, Borrower shall cause Lessee to deliver to Agent (a) a certificate of Lessee's independent insurance broker in form satisfactory to Agent and the Lenders certifying that the insurance required to be maintained pursuant to the Lease and this Agreement is in full force and effect as of the Closing Date, and (b) a letter of undertaking from Lessee's independent insurance broker confirming certain undertakings, also in form satisfactory to Agent and the Lenders.

                  (j) Opinions of Counsel. On the Closing Date, Agent shall have received written opinions, dated the Closing Date, addressed to Agent and each Lender and in form satisfactory to Agent and each Lender, from (i) Orrick, Herrington & Sutcliffe LLP, counsel for Borrower and Guarantor, and (ii) Special FAA Counsel. Each such opinion shall cover such matters relating to the transactions contemplated by the Financing Documents as Agent or any Lender may reasonably request.

                  (k) Title; Registration; Airworthiness. On the Closing Date, the following statements shall be true, and Agent shall have received evidence satisfactory to Agent to the effect that:

                           (i) Borrower has good and marketable title to
                  Aircraft N807US free and clear of all Liens except Permitted Liens;

                           (ii) Technical Records N807US in which Borrower has
                  an interest are free and clear of all Liens except Permitted Liens;

                           (iii) Airframe N807US is duly registered in the name
                  of Borrower with the FAA pursuant to the Aviation Law;

                           (iv) the Original Security Agreement has been duly
                  filed for recordation with the FAA pursuant to the Aviation Law; and

                           (v) Aircraft N807US has been duly certificated by the
                  FAA as to type and airworthiness.

                  (l) Inspection of Aircraft N807US. Borrower, at its cost and expense, shall have provided such documentary evidence as Agent and the Lenders may reasonably request regarding the Aircraft N807US and Technical Records N807US.

                  (m) Notice of Assignment. Borrower shall have signed the Notice of Assignment and shall have sent the Notice of Assignment to Lessee by postage paid registered mail, return receipt requested.

                  (n) Lessee's Financial Condition. No event or series of events shall have occurred since December 31, 1996 that, in the reasonable opinion of the Lenders, could be expected to have a material adverse effect on the financial condition or operations of the Lessee or on the ability of the Lessee to comply with its obligations under the Transaction Documents.

                  (o) Additional Documents. Agent shall have received copies of any additional instruments, certificates and other evidence as Agent may reasonably request with respect to the transactions contemplated by the Initial Financing Documents, in form and substance satisfactory to Agent, including the following:

                           (i) a certificate from a corporate trust officer of
                  the Trust Company certifying as to the signing authority of the officers of Borrower and the Trust Company that signed each Initial Financing Document and all documents and instruments executed in connection with the Initial Financing Documents;

                           (ii) a certificate from Borrower certifying as to the
                  matters set forth in Sections 3.1(b) and (c) with respect to Borrower;

                           (iii) a certificate from an officer of the Trust
                  Company certifying as to the matters set forth in Section 3.1(c) with respect to the Trust Company;

                           (iv) a certificate from an officer of the General
                  Partner of Guarantor certifying as to the signing authority of the officers of such corporation that signed each Initial Financing Document on behalf of Guarantor and all documents and instruments executed in connection with the Initial Financing Documents;

                           (v) a certificate from an officer of the General
                  Partner of Guarantor certifying as to the matters set forth in
                  Section 3.1(c) with respect to Guarantor; and

                           (vi) a letter from Borrower addressed to Lessee,
                  signed but undated, directing Lessee to make all payments of "Rent" (as such term is defined in the Lease) to Agent on behalf of the Lenders.

                  (p) Fees. On or before the Closing Date, Borrower shall pay to each Lender the Up-front Fee provided by Section 12.2(i) for such Lender.

                  3.2 Conditions Precedent to each Advance. The obligation of each Lender to make an Advance to Borrower on a Borrowing Date is subject to the satisfaction (or waiver by Agent and Majority Lenders) of each of the following conditions precedent, all of which shall take place, occur or be delivered to Agent not later than such Borrowing Date or such earlier date as provided:

                  (a) No Change in Applicable Law. As of such Borrowing Date, no change shall have occurred after the date of this Agreement in Applicable Law that, in the reasonable judgment of Agent or any Lender, could make it illegal for Agent or such Lender to lend all or any part of its Commitment.

                  (b) No Default; No Event of Loss. No Default shall have occurred and be continuing, and no Lease Default shall have occurred and be continuing. No Event of Loss and no event that, with the passage of time or the making of any determination, might constitute an Event of Loss shall have occurred with respect to either Airframe.

                  (c) Representations and Warranties. The representations and warranties of Borrower, the Trust Company and Guarantor contained in the Financing Documents shall be true and correct as of such Borrowing Date as if made on and as of such Borrowing Date.

                  3.3 Conditions Precedent to Additional Commitment. The obligation of each Lender to make its portion of the Additional Commitment available to Borrower on the Additional Commitment Closing Date is subject to the satisfaction (or waiver by Agent and all the Lenders) of each of the following conditions precedent, all of which shall take place, occur or be delivered to Agent and the Lenders not later than the Additional Commitment Closing Date or such earlier date as provided:

                  (a) No Change in Applicable Law. As of the Additional Commitment Closing Date, no change shall have occurred after the date of this Agreement in Applicable Law that, in the reasonable judgment of Agent or any Lender, could make it illegal for Agent or such Lender to lend all or any part of its Additional Commitment or could materially adversely affect, restrain or change the transactions contemplated by the Additional Commitment Documents or the operations (current or proposed), assets or condition (financial or otherwise) of Borrower or Lessee.

                  (b) No Default; No Event of Loss. Borrower shall have performed all of its agreements and paid all sums to be performed or paid under the Additional Commitment Documents, including sums payable under Sections 12.1 and 12.2, on or before the Additional Commitment Closing Date. No Default shall have occurred and be continuing, and no Lease Default shall have occurred and be continuing. No Event of Loss and no event that, with the passage of time or the making of any determination, might constitute an Event of Loss shall have occurred with respect to either Airframe N806US or any Engine N806US.

                  (c) Representations and Warranties. The representations and warranties of Borrower, the Trust Company and Guarantor contained in the Financing Documents shall be true and correct as of the Additional Commitment Closing Date as if made on and as of the Additional Commitment Closing Date.

                  (d) Additional Commitment Documents. Borrower, the Trust Company and Guarantor shall have duly authorized, executed and delivered to Agent the Additional Commitment Documents, including all UCC-1 financing statements, UCC-3 amendment statements, notices and assignments or other similar documents deemed necessary by Agent to create, perfect, maintain and preserve the Liens in and to the Equipment, the Technical Records and the right, title and interest of Borrower in the Transaction Documents, and such Additional Commitment Documents shall be in full force and effect. Borrower shall also have delivered to Agent such documents as Agent may require in connection with the termination of any and all Liens, claims or encumbrances affecting the Collateral, other than Permitted Liens. All Additional Commitment Documents and such financing statements, assignments, releases or other similar documents shall be suitable for filing in all public offices deemed necessary by Agent.

                  (e) UCC Amendment Statements. On or before the Additional Commitment Closing Date, Uniform Commercial Code amendment statements and any other necessary filings and recordings reflecting the Liens in the Collateral created by the Security Agreement shall have been duly executed and delivered by Borrower, as debtor, to Agent, as secured party, and shall have been duly filed in all places that, and all such other actions shall have been taken that, in the opinion of Agent or any Lender are necessary or appropriate to perfect such Liens, and Agent shall have received satisfactory evidence of the occurrence of all such filings and other actions. On or before the Additional Commitment Closing Date, precautionary Uniform Commercial Code financing statements reflecting the interests of Borrower and Lessee in the Collateral under Lease N806US shall have been duly assigned to Agent, as Assignee, and amendments to such effect shall have been duly filed in all places that, and all such other actions shall have been taken that, in the opinion of Agent or any Lender are necessary or appropriate.

                  (f) Borrower's Organization and Authorization. On or before the Additional Commitment Closing Date, Borrower shall deliver to Agent (i) copies of all documents evidencing all trust action taken by Borrower to authorize the execution and delivery of the Additional Commitment Documents and all other documents required or contemplated under the Additional Commitment Documents, as well as the authorization by Borrower of the Loans to be made under the Additional Commitment, the incurrence of the obligations relating to the Loans to be made under the Additional Commitment and the performance of all actions required or contemplated in connection with the Additional Commitment, and (ii) copies of all other documents that Agent may reasonably request relating to the trust authority for the execution, delivery and performance of, and the validity of, the Additional Commitment Documents, all in form and substance satisfactory to Agent.

                  (g) Trust Company's Organization and Authorization. On or before the Additional Commitment Closing Date, the Trust Company shall deliver to Agent (i) copies of all documents (including if required resolutions of the Board of Directors of the Trust Company) evidencing all corporate action taken by the Trust Company to authorize the execution and delivery of the Additional Commitment Documents to which the Trust Company is a party and all other documents required or contemplated under the Additional Commitment Documents, and (ii) copies of all other documents that Agent may reasonably request relating to the corporate authority for the execution, delivery and performance of, and the validity of, the Additional Commitment Documents to which the Trust Company is a party, all in form and substance satisfactory to Agent.

                  (h) Guarantor's Organization and Authorization. On or before the Additional Commitment Closing Date, Guarantor shall deliver to Agent (i) copies of all documents evidencing all partnership action taken by Guarantor to authorize the execution and delivery of the Additional Commitment Documents to which Guarantor is a party and all other documents required or contemplated under the Additional Commitment Documents, and (ii) copies of all other documents that Agent may reasonably request relating to the partnership authority for the execution, delivery and performance of, and the validity of, the Additional Commitment Documents to which Guarantor is a party, all in form and substance satisfactory to Agent. On the Additional Commitment Closing Date, Agent shall have received evidence satisfactory to it of the existence and good standing of Guarantor as of a date not earlier than three Banking Days before the Additional Commitment Closing Date.

                  (i) Insurance. On or before the Additional Commitment Closing Date, Borrower shall cause Lessee to deliver to Agent (i) a certificate of Lessee's independent insurance broker in form satisfactory to Agent and the Lenders certifying that the insurance required to be maintained pursuant to Lease N806US and this Agreement with respect to Aircraft N806US is in full force and effect as of the Additional Commitment Closing Date, and (ii) a letter of undertaking from Lessee's independent insurance broker confirming certain undertakings, also in form satisfactory to Agent and the Lenders.

                  (j) Opinions of Counsel. On the Additional Commitment Closing Date, Agent shall have received written opinions, dated the Additional Commitment Closing Date, addressed to Agent and each Lender and in form satisfactory to Agent and each Lender, from (i) Orrick, Herrington & Sutcliffe LLP, counsel for Borrower and Guarantor, and (ii) Special FAA Counsel. Each such opinion shall cover such matters relating to the transactions contemplated by the Additional Commitment Documents as Agent or any Lender may reasonably request.

                  (k) Title; Registration; Airworthiness. On the Additional Commitment Closing Date, the following statements shall be true, and Agent shall have received evidence satisfactory to Agent to the effect that:

                           (i) Borrower has good and marketable title to
                  Aircraft N806US free and clear of all Liens except Permitted Liens;

                           (ii) Technical Records N806US in which Borrower has
                  an interest are free and clear of all Liens except Permitted Liens;

                           (iii) Airframe N806US is duly registered in the name
                  of Borrower with the FAA pursuant to the Aviation Law;

                           (iv) the Security Agreement has been duly filed for
                  recordation with the FAA pursuant to the Aviation Law; and

                           (v) Aircraft N806US has been duly certificated by the
                  FAA as to type and airworthiness.

                  (l) Inspection of Aircraft N806US. Borrower, at its cost and expense, shall have provided such documentary evidence as Agent and the Lenders may reasonably request regarding Aircraft N806US and Technical Records N806US.

                  (m) Additional Notice of Assignment. Borrower shall have signed the Additional Notice of Assignment and shall have sent the Additional Notice of Assignment to Lessee by postage paid registered mail, return receipt requested.

                  (n) Lessee's Financial Condition. No event or series of events shall have occurred since June 30, 1998 that, in the reasonable opinion of the Lenders, could be expected to have a material adverse effect on the financial condition or operations of the Lessee or on the ability of the Lessee to comply with its obligations under the Transaction Documents.

                  (o) Additional Documents. Agent shall have received copies of any additional instruments, certificates and other evidence as Agent may reasonably request with respect to the transactions contemplated by the Additional Commitment Documents, in form and substance satisfactory to Agent, including the following:

                           (i) a certificate from a corporate trust officer of
                  the Trust Company certifying as to the signing authority of the officers of Borrower and the Trust Company that signed each Additional Commitment Document and all documents and instruments executed in connection with the Additional Commitment Documents;

                           (ii) a certificate from Borrower certifying as to the
                  matters set forth in Sections 3.3(b) and (c) with respect to Borrower;

                           (iii) a certificate from an officer of the Trust
                  Company certifying as to the matters set forth in Section 3.3(c) with respect to the Trust Company;

                           (iv) a certificate from an officer of the General
                  Partner of Guarantor certifying as to the signing authority of the officers of such corporation that signed each Additional Commitment Document on behalf of Guarantor and all documents and instruments executed in connection with the Additional Commitment Documents;

                           (v) a certificate from an officer of the General
                  Partner of Guarantor certifying as to the matters set forth in
                  Section 3.3(c) with respect to Guarantor; and

                           (vi) a letter from Borrower addressed to Lessee,
                  signed but undated, directing Lessee to make all payments of "Rent" (as such term is defined in Lease N806US) to Agent on behalf of the Lenders.

                  (p) Fees. On or before the Additional Commitment Closing Date, Borrower shall pay to each Lender the Up-Front Fee provided for in Section 12.2(ii) for such Lender.

                  3.4 Conditions Precedent to Extension Period. The obligation of each Lender to extend the Commitment Period for the Extension Period on the Exercise Date is subject to the satisfaction (or waiver by Agent and Majority Lenders) of each of the following conditions precedent, all of which shall take place, occur or be delivered to Agent no later than the Exercise Date or such later date as provided:

                  (a) Notice. Agent shall have received a notice from Borrower in accordance with Section 2.8 hereof.

                  (b) Extension of Each Lease. The Lessee shall have exercised its option to extend each Lease for the first Additional Renewal Term (as defined in each Lease) prior to the Exercise Date.

                  (c) No Default; No Event of Loss. As of the Exercise Date and the Maturity Date, respectively, no Default shall have occurred and be continuing and no Lease Default shall have occurred and be continuing.

                  (d) No Change in Applicable Law. As of the Exercise Date and the Maturity Date, respectively, no change shall have occurred after the date of this Agreement in Applicable Law that, in the reasonable judgment of Agent or any Lender, could make it illegal for Agent or such Lender to lend all or any part of its Commitment or could materially adversely affect, restrain or change the transactions contemplated by the Financing Documents or the operations (current or proposed), assets or condition (financial or otherwise) of Borrower or Lessee.

                  (e) Renewal Rent. The Renewal Rent (as defined in each Lease) shall be in an amount not less than the amounts set forth on Schedule 2 hereof.

                  (f) Representations and Warranties. The representations and warranties of Borrower, the Trust Company and Guarantor contained in the Financing Documents shall be true and correct as of the Closing Date as if made on and as of the Closing Date.

                  (g) Extension Fee. On the Exercise Date, Borrower shall have paid the Extension Fee to Agent in accordance with Section 12. 6 hereof.

                  3.5 Deficiency Guaranty. Following the Closing Date, so long as no Default or Lease Default has occurred and is continuing, Agent and the Lenders shall execute and deliver, and permit Guarantor to execute and deliver, the Deficiency Guaranty in exchange for the termination of the Guaranty upon the delivery to Agent and the Lenders of the following documents:

                           (a) an Acceptable Lessee Acknowledgment;

                           (b) documents of the nature delivered pursuant to
                  Section 3.1(h), as if references therein to "Guaranty" were references to "Deficiency Guaranty";

                           (c) the written opinion of Orrick, Herrington &
                  Sutcliffe LLP, counsel for Guarantor, dated such date and addressed to Agent and each Lender, as to such matters of law relating to Guarantor and the Deficiency Guaranty as are contained in such counsel's opinion on the Closing Date with respect to Guarantor and the Guaranty; and

                           (d) such additional instruments, certificates and
                  other evidence as Agent may reasonably request with respect to the transactions contemplated by the Deficiency Guaranty, in form and substance satisfactory to Agent.

Agent and each Lender agree that in connection with the delivery of an Acceptable Lessee Acknowledgment, Agent and each Lender shall, if requested by Lessee, deliver to Lessee a covenant of quiet enjoyment in the form attached to Exhibit A.

SECTION 4. REPAYMENT AND PREPAYMENT

                  4.1 Principal. (a) On each Payment Date, Borrower shall repay the outstanding principal amount of the Loan in the amount by which the outstanding Loan exceeds the Total Commitment on such Payment Date. Borrower shall give Agent and each Lender not less than two Banking Days prior written notice of each repayment pursuant to this Section 4.1(a), which notice shall specify which Advances are being repaid in whole or in part and the amount of each Advance being repaid.

                  (b) Without limiting any other provisions of the Financing Documents requiring the scheduled or unscheduled repayment or prepayment of the Loan, the principal balance of the Loan shall be repaid in full on the Maturity Date or Extended Maturity Date, as applicable.

                  4.2 Interest. (a) Interest payable on each Advance during the Commitment Period shall accrue from the Borrowing Date on which such Advance was made until the principal amount of such Advance is repaid (whether at maturity, on a date fixed for repayment or prepayment, by acceleration or otherwise), shall be calculated at the Interest Rate and shall be calculated on the basis of a year of 360 days for the actual days elapsed. Interest on each Advance with respect to each Payment Period shall accrue from the first day of such Payment Period to and including the last day of such Payment Period and shall be payable in arrears on the last day of such Payment Period; provided, that for any Advance not made on the first day of a Payment Period, Interest on such Advance shall accrue from the Borrowing Date of such Advance to and including the last day of the Payment Period in which such Advance was made and shall be payable in arrears on the last day of such Payment Period.

                  (b) The "Interest Rate" for any Payment Period shall be equal to the Base Rate with respect to such Payment Period plus the Margin; provided, that for any Advance not made on the first day of a Payment Period, the "Interest Rate" applicable to such Advance for the balance of such Payment Period shall be equal to the sum of (i) a base rate of interest determined in accordance with the definition of "Base Rate" for a period equal to the balance of such Payment Period, plus (ii) the Margin.

                  (c) Interest shall accrue on any principal and, to the extent permitted by law, on any interest and any other amounts owing under the Financing Documents that are not paid within five days of the due date thereof at the Overdue Rate in effect from time to time (computed on the basis of a year of 360 days for the actual number of days elapsed) from the date on which such principal, interest or other amount becomes due until paid, and overdue interest shall be payable on demand. In addition, Borrower shall pay $150.00 for each late payment.

                  (d) The rate of interest payable under the Financing Documents shall not at any time exceed a rate that, when combined with any and all other charges provided for in the Financing Documents (to the extent such other charges would constitute interest for the purpose of any Applicable Law limiting interest that may be charged) equals the maximum interest rate permitted by law with respect to the transactions contemplated by the Financing Documents.

                  4.3 Mandatory Prepayments. (a) If an Event of Loss occurs with respect to either Airframe and subject to the terms of Section 3.4 of the Security Agreement, then on the earliest to occur of (i) 10 days after the date of payment of insurance proceeds as a result of such Event of Loss of such Airframe, (ii) the date of payment by Lessee of "Stipulated Loss Value" (as defined in the Lease related to such Airframe), or (iii) 90 days after the date of occurrence of the Event of Loss of such Airframe, an amount equal to 55% of the outstanding principal amount of the Loan, all accrued and unpaid interest on the Loan and any and all other fees and sums that are payable under the Financing Documents, including any amounts required pursuant to Section 6.1, shall be immediately due and payable and Agent shall deliver to Borrower a replacement Schedule 1 and Schedule 2 reflecting a reduction by 55% of the Total Commitment outstanding from time to time.

                  (b) Upon a sale of either Airframe or any Engine, the outstanding principal of and all interest accrued and unpaid on the Loan and all other amounts then payable by Borrower under the Financing Documents, including any amounts required pursuant to Section 6.1, shall be immediately due and payable and shall be paid in full by Borrower.

                  (c) If Lessee exercises its early termination option under
Section 20.04 of either Lease, then the outstanding principal of and all interest accrued and unpaid on the Loan and all other amounts then payable by Borrower under the Financing Documents, including any amounts required pursuant to Section 6.1, shall become immediately due and payable, and shall be paid in full by Borrower, on the "Termination Date" (as such term is defined in Section 20.04(A) of such Lease) or on any earlier date on which the term of such Lease ends pursuant to the penultimate sentence of Section 20.04(A) of such Lease.

                  4.4 Voluntary Termination of Commitments. On any date after the first anniversary of the Closing Date, Borrower shall be entitled at its option to terminate the Total Commitment in whole so long as (a) Borrower gives five Banking Days written notice of such termination to Agent and the Lenders,
(b) on or before the date of such termination Borrower shall prepay the Loan pursuant to and in accordance with Section 4.5, and (c) Borrower pays to Agent on behalf of the Lenders the Commitment Termination Fee set forth in Section
12.4. Any such termination or reduction shall be permanent and irrevocable once notice is given to Agent or any Lender.

                  4.5 Voluntary Prepayments. (a) Borrower may prepay all or any portion of the Loan at any two times during each Payment Period (not including any mandatory prepayment pursuant to Section 4.1(a) on a Payment Date and not including any prepayment of principal in excess of the amount required pursuant to Section 4.1(a) on a Payment Date if an amount of principal is required to be prepaid on such Payment Date, but including any prepayment of principal on a Payment Date if no principal is required to be prepaid on such Payment Date pursuant to Section 4.1(a) above) by giving Agent and each Lender not less than five Banking Days prior written notice (the "Prepayment Notice") of Borrower's intention to prepay, which notice shall specify the date of prepayment (the "Prepayment Date"), which Advances are being prepaid in whole or in part and the amount of each Advance being repaid. In the event that the portion of an Advance to be prepaid is not prepaid on the designated Prepayment Date, Borrower shall be entitled to reschedule such prepayment to another Banking Day by at least one Banking Days' prior telephonic or telefaxed notice to Agent and each Lender, and Borrower may revoke the Prepayment Notice at any time by delivering to Agent and each Lender written notice of revocation. In the event that a Payment Period ends at any time after the receipt by Lender of the Prepayment Notice but before the prepayment by Borrower pursuant to the Prepayment Notice, a series of consecutive one day Payment Periods shall ensue for the portion of the Advance designated to be prepaid beginning immediately after the end of the Payment Period during which the Prepayment Notice was given and continuing until the earlier of (i) the prepayment of such portion of such Advance or (ii) the next Payment Date, and the Interest Rate for each such one-day Payment Period shall equal each Lender's overnight borrowing costs for funds plus the Margin. Notwithstanding the foregoing, to the extent the portion of any Advance designated to be prepaid is not prepaid by Borrower by the next Payment Date, the Prepayment Notice shall be deemed to be revoked and the provisions of Section 4.2 shall apply to the Payment Period beginning on the next Payment Date.

                  (b) Any prepayment of all or any portion of the principal of the Loan under this Section 4.5 shall be made together with accrued interest on the portion of the Loan being prepaid through the date of such prepayment and all fees and expenses of Agent and each Lender due and payable pursuant to the Financing Documents, including any amounts due pursuant to Section 6.1.

                  4.6 Payments under this Agreement.

                  (a) Basic Rent Distribution(a)Basic Rent Distribution. Except as otherwise provided in Section 4.6(d), each installment of Basic Rent under each Lease as well as any installment of interest on overdue installments of Basic Rent under each Lease shall be distributed on each Payment Date in the following order of priority:

                           (i) first, to the payment of all fees, charges and
                  other sums (except principal and interest) payable to Agent or any Lender under any Financing Document;

                           (ii) second, so much of such installment as shall be
                  required to pay in full the aggregate amount of the payment of principal and interest (including any interest on any overdue amounts) and any amount under Section 6.1 then due shall be retained by Agent for the benefit of the Lenders and applied in accordance with Section 4.7; and

                           (iii) third, the balance, if any, of such payment
                  shall be distributed to Borrower.

Except as provided in Sections 4.6(c) and 4.6(d) or at any time that an Event of Default has occurred and is continuing, payments made under the Leases need not be made directly to Agent; provided, that Borrower shall apply all payments made under each Lease, including payments of Basic Rent and interest on overdue installments of Basic Rent, in the manner provided by this Section 4.6.

                  (b) Supplemental Rent Distribution. Except as otherwise provided in Section 4.6(d), any amounts from time to time received by Agent or any Lender that constitute payments of Supplemental Rent pursuant to Section
4.02 of each Lease (other than "Stipulated Loss Value" payments and "Termination Payments", as such terms are defined in each Lease), shall be paid to or upon the order of the Person owed the same.

                  (c) Payments Upon Event of Loss of Aircraft. Except as otherwise provided in Section 4.6(d), any amount received pursuant to Article 11 of each Lease with respect to an Event of

Loss of the related Aircraft shall be distributed and paid in the following order of priority:

                           (i) first, in the manner provided in clause "first"
                  of Section 4.6(d)(ii);

                           (ii) second, so much of such amount remaining as
                  shall be required to pay in full the aggregate unpaid principal and interest (including any interest on any overdue amounts) to the date of distribution shall be retained by Agent for the benefit of the Lenders and applied in accordance with Section 4.7;

                           (iii) third, in the manner provided in clause "third"
                  of Section 4.6(d)(ii);

                           (iv) fourth, to the Lessee to the extent required by
                  Article 11 of such Lease; and

                           (v) fifth, in the manner provided in clause "fourth"
                  of Section 4.6(d)(ii);

provided, that any portion of any such amount that is not required to be paid to Lessee pursuant to the respective Lease solely because a Lease Default or a Lease Event of Default shall have occurred shall be held by Agent as security for the obligations of Lessee under the Leases and Borrower under the Financing Documents, and at such time as there shall not be continuing any Lease Default or Lease Event of Default such portion shall be paid to Lessee unless either Lease has been declared to be in default pursuant to Article 18 of such Lease, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section 4.6(d).

                  (d) Payments After Event of Default. Except to the extent set forth in the proviso of Section 4.6(c), all payments received and amounts realized by Agent or any Lender (other than Excluded Amounts) after an Event of Default shall have occurred and be continuing, as well as all payments or amounts then held or thereafter received by Borrower or by Agent or any Lender as part of the Collateral (including payments of Basic Rent) while such Event of Default shall have occurred and be continuing, shall be distributed in the following order of priority:

                           (i) if the entire principal amount of the Note shall
                  not have been declared to be, or shall not automatically have become, immediately due and payable pursuant to Section 11.2, then first, so much of such payments or amounts as shall be required to reimburse Agent and any Lender for costs, expenses and payments made or incurred by them, or to pay such amounts then due to Agent or any Lender pursuant to the provisions of this Agreement or any other Financing Document, shall be retained by Agent for the benefit of itself and the Lenders; second, so much of such payments or amounts as shall be required to pay in full all due and overdue principal and interest and any amount due under Section 6.1, to the date of distribution, shall be retained by Agent for the benefit of the Lenders and applied towards repayment of the Note in accordance with the terms of Section 4.7; third, so much of such payments or amounts as shall be required to pay all other amounts then due to Agent and the Lenders hereunder, under the Note or under any other Financing Document shall be retained by Agent; and fourth, the balance, if any, of such payments or amounts remaining thereafter shall be retained by Agent as additional collateral; provided, that all such amounts retained by Agent as additional collateral, if not previously applied in accordance with the Financing Documents, shall be paid to Borrower on the earlier of the cure or waiver of such Event of Default or 180 days after receipt by Agent of such amount; and

                           (ii) if the entire principal amount of the Note shall
                  have been declared to be, or shall automatically have become, immediately due and payable pursuant to Section 11.2, then first, so much of such payments or amounts as shall be required to reimburse Agent and any Lender for costs, expenses and payments made or incurred by them, or to pay such amounts then due to them, pursuant to the provisions of this Agreement or any other Financing Document, shall be retained by them; second, so much of such payments or amounts as shall be required to pay in full the aggregate principal amount of the Note and accrued interest (including any interest on any overdue amounts) thereon to the date of distribution and amounts due under Section 6.1, if any, shall be retained by Agent for the benefit of the Lenders and applied towards repayment of the Note in accordance with the terms of this
                  Section 4.6; third, so much of such payments or amounts as shall be required to pay all other amounts then due to Agent and any Lender hereunder, under the Note or under any other Financing Document shall be retained by Agent for the benefit of itself and the Lenders; and fourth, the balance, if any, remaining thereafter shall be distributed to Borrower.

                  (e) Payments Upon Event of Loss of Engine or Repairable Damage. Any amount received pursuant to Article 11 of either Lease with respect to an Event of Loss of an Engine or with respect to an item of Equipment damaged or destroyed, (other than an Event of Loss of an Airframe) shall be held by Agent and applied by Agent (i) first, in accordance with the provisions of the respective Lease, and (ii) second, on the next Payment Date in accordance with the provisions of Section 4.6(c) above.

                  (f) Other Payments. Except as otherwise provided in this
Section 4.6:


                           (i) any payments received by Agent for which no
                  provision as to the application thereof is made in the Leases or elsewhere in this Agreement shall be distributed on each Payment Date by Agent in the order of priority set forth in
                  Section 4.6(a); and

                           (ii) all payments received and amounts realized by
                  Agent under each Lease or otherwise with respect to the Equipment to the extent received or realized at any time after payment in full of the principal of, interest and amounts due under Section 6.1, if any, and all other amounts due to Agent and the Lenders under this Agreement or any other Financing Document as well as any other amounts remaining as part of the Collateral after payment in full of the principal of, interest and amounts due under Section 6.1, if any, and all other amounts due to Agent and the Lenders under this Agreement or any other Financing Document shall be distributed to Borrower.

                  (g) Distribution of Excluded Amounts. All amounts constituting Excluded Amounts received by Agent or any Lender shall be paid by Agent or such Lender to the Person or Persons entitled thereto.

                  4.7 Application of Payments. All payments required to be made by Borrower under the Financing Documents, when received by Agent, shall be applied (a) first, to pay any fees and expenses payable by Borrower to Agent and the Lenders under the Financing Documents, including expenses incurred in exercising remedies under the Security Agreement, (b) second, to accrued and unpaid interest with respect to the Loan, and (c) third, to the payment of any principal amount of the Loan then due.

SECTION 5. PAYMENTS

                  5.1 Place and Manner of Payment. All payments required to be made to Agent under the Financing Documents shall be made in Dollars by wire transfer of immediately available funds to the account of Agent as follows:

                     Credit Lyonnais, New York
                     ABA No. 026008073
                     Account No. 01-22403-0001-00
                     In favor of:     PK AIRFINANCE NY
                                      CHIPS UID No. 357771
                     Reference:       USA71

or to such other account in the continental United States of America as Agent may designate from time to time by five Banking Days prior written notice to Borrower. Agent shall have no property interest in the funds it receives from Borrower for distribution to the Lenders, but shall hold such funds pending disbursement to the Lenders pursuant to the terms of this Agreement. All payments required to be made to any Lender under the Financing Documents shall be made in Dollars by wire transfer of immediately available funds to the account of such Lender set forth on such Lender's signature page to this Agreement or to such other account in the continental United States of America as such Lender may designate from time to time by five Banking Days prior written notice to Agent and Borrower.

                  5.2 Payments on Banking Day. If any payment under the Financing Documents is due on a date that is not a Banking Day, then such payment shall be due and paid on the next succeeding day that is a Banking Day and interest (calculated at the applicable interest rate in effect for the Payment Period during which the original payment date occurred) shall be payable on any principal whose payment was so extended and, to the extent that such interest is so paid, it shall be credited against the interest payment due on the next succeeding Payment Date; provided, that if such next succeeding Banking Day occurs in the next calendar month, the payment shall be due on the immediately preceding Banking Day.

                  5.3 No Offset. All payments by Borrower under the Financing Documents shall be made when due without notice, demand, offset, counterclaim, deduction or defense and without abatement, suspension, deferment, diminution or reduction, whether by virtue of any claim that Borrower may now or hereafter have against any Person.

SECTION 6. COMPENSATION FOR ADDITIONAL COSTS; INDEMNITIES

                  6.1 Compensation for Re-employment of Funds. Borrower shall compensate each Lender, upon written request by such Lender, for all reasonable losses, expenses and liabilities (including any losses and expenses incurred on account of funds borrowed, contracted for or utilized for purposes relating to the Loan or in connection with the reemployment or reinvestment of such funds or an interruption of the use of such funds) that such Lender sustains as a result of (a) the failure of Borrower to borrow any part of an Advance on the Borrowing Date as set forth in a Borrowing Notice, (b) the repayment or prepayment of any portion of the Loan (including as a result of the exercise by Agent or any Lender of its remedies following the occurrence of an Event of Default, or as a result of this Section 6) on any date other than a Payment Date, or (c) the failure of Borrower to prepay the Loan on a Prepayment Date that is rescheduled on less than three Banking Days prior written notice. Compensation to any Lender under this Section 6.1 shall include an amount equal to any and all interest, break-funding costs and other amounts payable by such Lender to providers of funds obtained by such Lender in order to make, maintain or renew its Commitment, and costs incurred by such Lender in redeploying funds that were to be used by it to make, maintain or renew its Commitment. Agent and each Lender will use reasonable efforts to minimize any loss, cost or expense for which they are entitled to compensation under this Section 6.1; provided that the foregoing undertaking shall not obligate any Lender to take any steps adverse to its business, financial or commercial interest as reasonably determined by such Lender.

                  6.2 Force Majeure. Neither Agent nor any Lender shall be held responsible for any loss or damage arising out of any action taken or omitted by Agent or any Lender or to which Agent or any Lender becomes subject resulting from a mandatory legal enactment, any measure of a Governmental Body or public authority, a war, strike, boycott or blockade or any other cause reasonably beyond its control.

                  6.3 Illegality. In the event that in the reasonable judgment of any Lender, the making or maintaining of any portion of such Lender's Commitment or the performance by Borrower of any obligation to be performed by Borrower under the Financing Documents has become unlawful by reason of any change after the date of this Agreement in any Applicable Law, then such Lender shall promptly notify Agent and Borrower of such illegality. To the extent that any portion of the Commitment of such Lender has not been borrowed by Borrower at that time, the obligation of such Lender pursuant to
Section 2 to lend the remaining portion of its Commitment shall terminate. If the full Commitment of such Lender has been loaned to Borrower, within 30 days after receipt of such notice or any later date permitted by Applicable Law, Borrower shall repay the principal amount of the Notes held by such Lender, all interest accrued on such principal amount, all other sums then due and payable under the Financing Documents (including amounts payable pursuant to Section 6.1).

                  6.4 Additional Funding Costs. In the event that any Applicable Law, whether in effect on the date of this Agree- ment or hereafter, any change in Applicable Law or the compliance by any Lender with any presently effective or future request or directive (whether or not having the force of law) from any Government Body:

                           (a subjects such Lender to any Tax, levy, impost,
                  duty, charge, fee, deduction, withholding restriction or condition of any kind with respect to the Financing Documents or the Loan (other than income Taxes paid by such Lender in the jurisdiction in which it is incorporated or in which the lending office making the Loan is located), or to a change in the basis of taxation of payments to such Lender of principal, interest, fees or any other amount payable under the Financing Documents (other than the rates of income taxation to which such Lender is subject),

                           (b imposes or makes applicable any reserve or similar
                  requirement against assets held by, or liabilities in or for the account of, advances or loans by, other credit extended by or any other acquisition of funds by such Lender, or

                           (c imposes on such Lender any other condition
                  affecting the Advances (other than the rates of income taxation to which such Lender is subject),

and the result is to increase the cost to such Lender of making, renewing or maintaining its portion of the Loan or to reduce or delay the receipt by such Lender of any amount receivable under the Financing Documents, then, in any such case, Borrower shall promptly pay to such Lender upon its demand such additional amount necessary to compensate such Lender for such additional cost (net of any Tax savings realized by such Lender) or the reduction of or delay in receiving any amount so receivable. Upon the request of Borrower, such Lender shall deliver to Borrower a certificate setting forth the basis for the determination of such amount necessary to compensate such Lender.

                  6.5 General Tax Indemnity. (a) All payments made by Borrower to Agent or any Lender under the Financing Documents shall be made free and clear of, and without deduction for or on account of, any Tax, other than

                           (i) any Tax imposed because of a present or former
                  connection between the jurisdiction of the Government Body imposing such Tax and Agent or such Lender other than a connection arising from Agent or such Lender having executed, delivered or performed its obligations under the Financing Documents, received a payment under the Financing Documents or enforced any Financing Document;

                           (ii) Taxes imposed on or with respect to, based on or
                  measured by the net income, gross income, receipts, capital or net worth of Agent or such Lender by any Government Body in any jurisdiction in which Agent or such Lender is incorporated, has its principal place of business or is subject to such Taxes by reason of transactions or activities unrelated to those contemplated by the Financing Documents (except there shall not be excluded any such Taxes in the nature of or imposed in lieu of sales, use, excise or similar taxes); and

                           (iii) any Tax that would not have been imposed but
                  for such Lender's failure to comply with the provisions of
                  Section 6.5(c).

(collectively, and excluding the Taxes set forth in the preceding clauses (i) through (iii), the "Indemnified Taxes"). If any Indemnified Taxes are required to be withheld or deducted from any amounts payable to Agent or any Lender under the Financing Documents, Borrower shall pay to Agent or such Lender an additional amount that (after subtraction of all such Indemnified Taxes and any Taxes incurred by reason of the payment or receipt of such additional amount) will be sufficient to yield to Agent or such Lender such amounts payable. Within 15 days after the date of each payment of Indemnified Taxes to a Governmental Body, Borrower shall furnish to Agent and any applicable Lender the original or a certified copy of a receipt or other evidence of the payment of such Indemnified Taxes. If Agent or any Lender determines in good faith that any Indemnified Taxes are payable in respect of any payments under any Financing Document, Agent or such Lender may (but is not obligated to) pay such Indemnified Taxes, and Borrower shall promptly pay to Agent or such Lender, on demand, an amount that will be sufficient to yield to Agent or such Lender (after subtraction of any Taxes incurred by reason of the receipt of such payment) the amount of such Indemnified Taxes.

                  (b In the event any claim shall be made against Agent or any Lender for any Indemnified Taxes for which Borrower might be liable under this
Section 6.5, Agent or such Lender shall use its best efforts to notify Borrower of such claim and shall consult in good faith with Borrower concerning such claim. If requested by Borrower, Agent or such Lender shall contest such claim at the sole cost and expense of Borrower; provided, that Agent or such Lender shall have no obligation to contest any such claim if, in its reasonable opinion, to do so would be prejudicial to its overall tax interest. If Agent or such Lender shall receive a refund of any Indemnified Tax that was paid or indemnified by Borrower under this Section 6.5, then so long as no Event of Default has occurred and is continuing, Agent or such Lender shall promptly pay to Borrower (i) the amount of such refund, (ii) the amount of any Tax savings actually realized from such payment (as determined by Agent or such

Lender in its sole good faith discretion, it being understood that Borrower has no right to inspect the tax returns or records of Agent or such Lender), and
(iii) any interest received in respect of such refund.

                  (c Each Lender that is not incorporated in a jurisdiction of the United States of America shall deliver to Borrower such certificates, documents or other evidence as may be reasonably requested by Borrower from time to time, including any certificate or statement of exemption required by United States Treasury Regulation Section 1.1441-4(a) or Section 1.1441-6(c), completed and duly executed by such Lender, to establish that payments of interest on the Loan to such Lender and any other payment required by any Financing Document to such Lender are exempt from or are subject to a reduced rate of withholding of Tax imposed by any Government Body.

                  6.6 Mitigation.(a) In the event that any Lender exercises its rights pursuant to Section 6.4 to require compensation from Borrower, then such Lender and Borrower will attempt to restructure such Lender's portion of the Loan to eliminate the increased costs and continue such Lender's portion of the Loan, and Borrower shall remain liable for all increased costs during any period of time in which such Lender and Borrower are attempting to restructure such portion of the Loan. If such Lender and Borrower are unable to restructure such Lender's portion of the Loan, upon five Banking Days prior written notice to such Lender, Borrower may repay such Lender's principal portion of the Loan together with all interest accrued on such principal and all other amounts payable to such Lender under the Financing Documents, including any amounts payable under Section 6.1 within 60 days from the date such Lender notified Borrower of such increased costs.

                  (b In the event any amounts are required to be with- held or deducted from any amounts payable to Agent or any Lender under the Financing Documents, Borrower and Agent or such Lender shall consult in good faith and shall each use its best efforts to restructure the transactions contemplated by the Financing Documents in order to avoid such withholding or deduction; provided, that Agent and such Lender shall be reimbursed by Borrower for all costs incurred in connection with such restructuring and shall not be required to take any action or agree to any restructuring that Agent or such Lender determines in good faith is or may be detrimental to it. In the event Agent or such Lender becomes liable for any Taxes (other than Indemnified Taxes), Agent or such Lender may, at its expense, take such action (including a transfer of its interest in the Loan or any of the Financing Documents to one or more Affiliates) as Agent or such Lender may determine will avoid or minimize such Taxes; provided, however, that no such action shall materially increase the obligations or diminish the rights of Borrower under the Financing Documents.

                  6.7 General Indemnity. Borrower hereby indemnifies each Indemnitee and agrees to hold each Indemnitee harmless against any and all reasonable liabilities, damages, losses, claims, costs and expenses (excluding any taxes, fees or other charges on, based on, or measured by the gross or net receipts or the gross or net income of any Lender, or any business or similar taxes, any transfer taxes and Taxes for which a Lender is otherwise indemnified pursuant to Section 6.5), and to reimburse such Indemnitee for any reasonable legal or other fees or expenses, incurred by it in connection with, arising out of or resulting from (a) any claim or defending or prosecuting any action or proceeding relating to the Financing Documents, (b) any Default, Event of Default, breach of warranty by Borrower, material misrepresentation by Borrower or non-performance by Borrower of any of its covenants or obligations under any Financing Document, (c) any Lease Default, Lease Event of Default, breach of warranty by Lessee, misrepresentation by Lessee or non-performance by Lessee of any of its covenants or obligations under any Transaction Document, or
(d) the possession, delivery, registration, maintenance, condition, service, repair, overhaul, use or operation of the Equipment whether or not attributable to any defect in the Equipment or to its design, testing, use or otherwise; provided, that Borrower shall have no obligation to indemnify or hold harmless any Indemnitee for any liabilities, damages, losses, claims, costs or expenses resulting from any Indemnitee's gross negligence or wilful misconduct or the breach of any representations, warranties or covenants of the Lenders set forth herein; provided that prior to making any claim against Borrower under this
Section 6.7 such Indemnitee shall have made demand of Lessee for indemnity as to any claim or expense indemnified against by Lessee under the Lease; and provided, that Borrower shall have no liability under this Section 6.7 for principal, interest and amounts payable pursuant to Section 6.1, 12.1, 12.2,
12.3 or 12.5, which payments are subject to the provisions of Section 2.7.

SECTION 7. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  Borrower represents, warrants and covenants to Agent and each Lender on the date of this Agreement, on the Closing Date, the Additional Commitment Closing Date and at all times during the Commitment Period as follows:

                  7.1 Organization; Power. Borrower (a) is a duly formed and validly existing trust, (b has full power to enter into, legally bind itself by and perform its obligations under the Financing Documents, and (c) has complied with all material statutory and other requirements relating to the business carried on by it.

                  7.2 Citizenship. Borrower is and will remain a "citizen of the United States" as defined in Section 40102(a)(15) of the Aviation Law for purposes of permitting FAA registration of the Airframe pursuant to Section 44103 of the Aviation Law.

                  7.3 Trust Authority. The execution, delivery and performance by Borrower of the Financing Documents, the borrowing and the giving of security by Borrower as provided in the Financing Documents and the execution, delivery and performance of each other agreement or instrument contemplated by the Financing Documents by Borrower have been duly authorized by all necessary trust action on the part of Borrower, do not require any approval from Guarantor, as beneficiary under the Trust Agreement (except as has been


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

obtained), or approval or consent of any trustee or holders of any Debt or obligations of Borrower (or any such required approvals and consents have been or before the Closing Date and Additional Commitment Closing Date, as applicable, will be duly obtained), will not violate any provision of the Trust Agreement or other governing documents and will not result in the breach of, constitute a default under, contravene any provision of or result in the creation of any Lien (other than Permitted Liens) upon the Trust Estate or any of its other property or assets pursuant to, any agreement, indenture, mortgage, note, lease or other agreement or instrument to which Borrower is a party or by which Borrower or its property may be bound or affected.

                  7.4 Consents. All necessary consents, resolutions and authorizations for Borrower to enter into the Financing Documents have been obtained, and no further consents or authorizations are necessary for the repayment of the Loan pursuant to the provisions of this Agreement and the Notes or for the performance by Borrower of its obligations pursuant to the Financing Documents.

                  7.5 Enforceable Agreement. Each of the Financing Documents to which Borrower is a party constitutes the legal, valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights in general and principles of equity.

                  7.6 Compliance with Applicable Law. The execution, delivery and performance of the provisions of the Financing Documents to which Borrower is a party and the consummation of the transactions contemplated by the Financing Documents by Borrower do not and will not, during the Commitment Period, contravene in any material respect any Applicable Law.

                  7.7 Litigation. No judgments are outstanding against Borrower and, to the knowledge of Borrower, no action, claim, suit or proceeding is pending or threatened (including tax liens and tax actions) against or affecting Borrower before any court, board or arbitration or administrative agency that will result in the inability of Borrower to perform its obligations under the Financing Documents.

                  7.8 No Taxes. No taxes are required to be paid under the laws of the United States or any other jurisdiction in which Borrower conducts business in connection with the execution, delivery or performance of the Financing Documents, except taxes that Borrower shall have paid on or before the Closing Date and Additional Commitment Closing Date, as applicable.

                  7.9 No Stamp Taxes. Neither the Financing Documents nor any filing required or permitted under the Financing Documents is subject to any registration tax, any stamp duty or any similar tax (other than those registration taxes, stamp duties or similar taxes that Borrower shall have paid on or before the Closing Date and Additional Commitment Closing Date, as applicable).

                  7.10 Title to Collateral. On the Closing Date, the Additional Commitment Closing Date and throughout the Commitment Period, Borrower will have good and marketable title to, and will be the sole owner of and have the right to possess, the Equipment, the Technical Records and all other Collateral, free and clear of all Liens except for Permitted Liens and the beneficial ownership of Guarantor under the Trust Agreement. Borrower warrants, at its sole expense, to defend the title to and possession of the Collateral against the claims and demands of all Persons whomsoever except claims and demands under Permitted Liens, and to keep at all times the Lien of the Security Agreement a first priority Lien on the Collateral as constituted from time to time, superior to the rights of all third parties to the extent permitted by Applicable Law. Borrower shall obtain any authorization, approval, license, or consent of any Governmental Body (including registration of each Airframe with the FAA's Aircraft Registry) that is or may become necessary or is reasonably requested by Agent in order to obtain the full benefits of all rights and powers granted to Agent and any Lender in the Financing Documents.

                  7.11 No Liens. No security agreement, financing statement, equivalent security or lien instrument or continuation statement or other Lien, whether voluntary or involuntary, covering all or any part of the Collateral has been placed on file or of record by Borrower with any Governmental Body or is otherwise in effect with respect to the Collateral except such as may have been filed by Borrower pursuant to the Security Agreement and for Permitted Liens.

                  7.12 No Default. Borrower is not in default under any agreement to which it is a party or by which it may be bound, and is not in default of any kind in respect of any financial commitment or obligations (including obligations under guarantees) that, in either case, could have a material adverse affect on the ability of Borrower to perform its obligations under the Financing Documents.

                  7.13 Material Disclosure. No written information given by Borrower to Agent or any Lender in connection with the transactions contemplated by the Financing Documents contained any untrue statement of material fact or omitted to state a material fact that is adverse to the interest of Agent or any Lender or that would be necessary to make any statement previously given by Borrower or any representation or warranty contained in the Financing Documents not misleading.

                  7.14 Principal Place of Business. The principal place of business and chief executive office of Borrower are located either (a) at 35 North Sixth Street, Reading, Pennsylvania 19601, or (b) at the address set forth in Section 16.2, and Borrower has not maintained a principal place of business or chief executive office anywhere else in the past five years. The office where Borrower keeps its records concerning the Collateral is located at the address set forth in Section 16.2.


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

                  7.15 Trade Names. Borrower does not transact or do business under any assumed name, trade name or fictitious name.

                  7.16 No Duty to Investigate. The rights and remedies of Agent and the Lenders under the Financing Documents in relation to any misrepresentation or breach of warranty on the part of Borrower under the Financing Documents shall not be prejudiced by any lack of investigation by or on behalf of Agent or any Lender into the affairs of Borrower, the Trust Company, Guarantor or Lessee, by the performance of this Agreement or by any other act or thing which may be done by Agent or any Lender in connection with the Financing Documents and that would, apart from this Section 7.16, prejudice such rights or remedies.

                  7.17 Trust Agreement. The Trust Agreement and the certificates issued pursuant to the Trust Agreement constitute the entire agreement with respect to the creation of the trust holding the Trust Estate and the Trust Agreement is in full force and effect and has not been amended, modified or supplemented except as specifically evidenced by the amendments, modifications or supplements delivered pursuant to Section 3.

                  7.18 Transaction Documents. The Transaction Documents constitute the entire agreement between Lessee and Borrower with respect to the purchase, ownership or leasing of, and rights to, the Equipment and the Technical Records by Borrower and the Transaction Documents, including in particular each Lease, are in full force and effect and have not been amended, modified or supplemented except as specifically evidenced by the amendments, modifications or supplements delivered pursuant to Section 3.

SECTION 8. TRUST COMPANY'S REPRESENTATIONS AND WARRANTIES

                  The Trust Company represents, warrants and covenants in its individual capacity to Lender on the date of this Agreement, on the Closing Date, the Additional Commitment Closing Date and at all times during the Commitment Period as follows:

                  8.1 Organization; Power. The Trust Company (a) is duly formed, validly existing and in good standing as a trust company under the laws of the State of Pennsylvania and is qualified to do business in all jurisdictions where it does business where failure to be so qualified would have a material adverse effect on the ability of Trust Company to perform its or Borrower's obligations under the Financing Documents, (b) has the corporate power and authority to carry on its business as it is now being conducted and to enter into, legally bind itself by and perform its obligations under the Trust Agreement and this Agreement, and (c) has complied with all material statutory and other requirements relating to the trust business carried on by it.

                  8.2 Citizenship; Permits. The Trust Company is and will remain a "citizen of the United States" as defined in Section 40102(a)(15) of the Federal Aviation Law for purposes of permitting FAA registration of the Airframe pursuant to Section 44103 of the Federal Aviation Law. The Trust Company holds and will continue to hold all material licenses, certificates, permits and franchises from Government Bodies in the United States of America necessary to authorize the Trust Company to act as Owner Trust pursuant to the Trust Agreement and to own the Collateral.

                  8.3 Corporate Authority. The execution, delivery and performance by the Trust Company of the Trust Agreement and this Agreement and the execution, delivery and performance of each other agreement or instrument contemplated by the Financing Documents of the Trust Company have been duly authorized by all necessary corporate action on the part of the Trust Company, do not require any stockholder approval or approval or consent of any trustee or holders of any Debt or obligations of the Trust Company (or such required approvals and consents have been or before the Closing Date will be duly obtained), will not violate any provision of the Trust Company's governing corporate documents and will not result in the breach of, constitute a default under, contravene any provision of or result in the creation of any Lien (other than Permitted Liens) upon any of its respective property or assets or the Trust Estate pursuant to, any agreement, indenture, mortgage, note, lease or other agreement or instrument to which the Trust Company is a party or by which the Trust Company or its property may be bound or affected.

                  8.4 Consents. All necessary consents, resolutions and authorizations for the Trust Company to enter into the Trust Agreement and this Agreement have been obtained, and no further consents or authorizations are necessary for the performance by the Trust Company of its obligations pursuant to the Trust Agreement or this Agreement.

                  8.5 Enforceable Agreement. Each of the Trust Agreement and this Agreement constitutes the legal, valid and binding agreement of the Trust Company, enforceable against the Trust Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights in general and principles of equity.

                  8.6 Compliance with Applicable Law. The execution, delivery and performance of the provisions of the Trust Agreement and this Agreement and the consummation of the transactions contemplated by the Financing Documents by the Trust Company do not and will not contravene in any material respect any Applicable Law.

                  8.7 Principal Place of Business. The principal place of business and chief executive office of the Trust Company are located at the address set forth in Section 16.2, and the Trust Company has not maintained a principal place of business or chief executive office anywhere else in the past five years.

                  8.8 No Duty to Investigate. The rights and remedies of Lender under the Financing Documents in relation to any misrepresentation or breach of warranty on the part of the Trust Company under the Trust Agreement and this Agreement shall not be prejudiced by any lack of investigation by or on behalf of Agent or any Lender into the affairs of Borrower, the Trust Company, Guarantor or Lessee, by the performance of this Agreement or by any other act or thing which may be done by Agent or any Lender in connection with the Financing Documents and that would, apart from this Section 8.8, prejudice such rights or remedies.

                  8.9 Trust Agreement. The Trust Agreement and the certificates issued pursuant thereto constitute the entire agreement with respect to the creation of the trust holding the "Trust Estate" (as defined in the Trust Agreement) and the Trust Agreement is in full force and effect and has not been amended, modified or supplemented except as specifically evidenced by the amendments, modifications or supplements delivered pursuant to Section 3.

SECTION 9. GENERAL COVENANTS OF BORROWER

                  Borrower covenants and agrees to Agent and each Lender during the Commitment Period as follows:

                  9.1 Notice of Default. Borrower shall inform the Lenders promptly upon becoming aware of the occurrence of any Default, any Lease Default or of the occurrence of any event set forth in Section 4.3.

                  9.2 Preservation of Trust Existence. (a) Borrower shall preserve and maintain its trust existence and all its rights, privileges and franchises, provided that Borrower may abandon or terminate any right, privilege or franchise if such abandonment or termination will not have a material adverse effect on its ability to perform its obligations under the Financing Documents or on the value of the Collateral.

                  (b Borrower shall not change its principal place of business or chief executive office, or the office where it maintains its records relating to the Equipment, from that specified in Section 7.14, or transact business under any trade name, assumed name or fictitious name without giving Agent at least 30 days prior written notice.

                  9.3 Obtain Approvals. Borrower shall keep in full force and effect all approvals required to be obtained or maintained by Borrower in connection with the performance by Borrower of its obligations under the Financing Documents where failure would have a material adverse effect on the ability of Borrower to perform its obligations under the Financing Documents.


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

                  9.4 Inspections. Borrower shall permit any duly authorized representatives of Agent or any Lender, at all reasonable times and upon reasonable notice to Borrower, to examine Borrower's books and records, including to take memoranda and extracts and to make copies of such books and records and to discuss the affairs, finances and accounts of Borrower with any of its trustees, directors, employees or accountants.

                  9.5 Taxes. Borrower shall pay when due all Taxes payable by Borrower, except for Taxes being contested in good faith, by appropriate proceedings and for which adequate reserves have been provided by Borrower. Borrower shall pay all Taxes required to be paid in connection with the execution, delivery or performance of the Financing Documents.

                  9.6 Notice of Litigation. Borrower shall give prompt written notice to Agent and the Lenders, in form and detail satisfactory to Agent and the Lenders, of any material litigation or governmental proceeding pending or, to Borrower's knowledge, threatened against it or the Collateral that, if determined adversely, would have a material adverse effect on the rights and interest of Agent or any Lender.

                  9.7 Further Assurances. Borrower shall promptly execute and deliver any and all further instruments and documents as Agent may reasonably require in order to obtain the full benefits of the Lien created or intended to be created under the Security Agreement as well as all of the other obligations of Borrower under the Financing Documents and the rights and powers granted to Agent and the Lenders under the Financing Documents. Upon the instructions from time to time of Agent, Borrower shall execute and cause to be filed any financing statements (and any continuation statement with respect to any such financing statement) or any other similar document or security agreement relating to the Liens of the Security Agreement, or any other document or filing presented to it in proper form for signing or filing as Agent may reasonably deem necessary or desirable in light of Borrower's obligations under the Financing Documents, and Borrower shall pay or cause to be paid any filing or other fees in connection with any such filings.

                  9.8 Negative Pledge. Borrower shall not create, incur, assume of suffer to exist any Lien with respect to the Collateral, whether arising through or on account of Borrower, Lessee or otherwise but other than Permitted Liens, and shall, at its own expense, promptly take such action as may be necessary to duly discharge all Liens other than Permitted Liens on any part of the Collateral.

                  9.9 Additional Indebtedness. Borrower shall not incur or maintain Debt (excluding the Lease) in an amount greater than 50% of the Fair Market Value of the aircraft owned by Borrower. For purposes of this Section 9.9, Fair Market Value shall mean the Fair Market Value of the aircraft as determined by Airclaims Limited on a quarterly basis during the Commitment Period.

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

SECTION 10. COVENANTS RELATING TO EQUIPMENT

                  Borrower covenants and agrees to Agent and each Lender during the Commitment Period as follows:

                  10.1 Registration of Each Airframe; No Sale. Borrower shall maintain at all times the registration of each Airframe in the name of Borrower in accordance with the Aviation Law and the filing of the Security Agreement with the FAA. Borrower shall not sell, convey, transfer, encumber or otherwise dispose of any of the Equipment except as permitted in this Section 10.

                  10.2 Recording. Borrower shall be responsible for and bear all out-of-pocket expenses of Agent for the recording and re-recording, registering and re-registering and filing and re-filing of the Security Agreement, any Supplemental Agreement and such other instruments as Agent may reasonably request from time to time in all jurisdictions and offices as Agent may reasonably require from time to time in order that (a) the Lien of the Security Agreement as a first priority lien on the Equipment and on all of the Collateral, (ii) the security for the Obligations, and (iii) the rights and remedies of Agent under the Security Agreement may be established, confirmed, maintained and protected. Borrower will furnish to Agent evidence satisfactory to Agent of every such recording, registering and filing which is not filed, recorded or registered by Agent. Borrower appoints Agent as its irrevocable attorney-in-fact (said agency coupled with an interest) to take all such action and execute all such documents in Agent's own name or in the name of Borrower in order to carry out the intent of this Section 10.2.

                  10.3 Information. Borrower shall furnish or shall cause Lessee to furnish to Agent copies of all notices and communications delivered by Lessee under either Lease. In addition, Borrower will advise and send a copy to Agent of any notice received by Borrower from the FAA with respect to the Collateral.

                  10.4 Inspection. (a) To the extent Borrower has such rights under either Lease, Borrower shall use all reasonable efforts to cause Lessee to make the Equipment and the Technical Records available for visit, inspection and survey by Agent, any Lender and any individual designated by Agent or any Lender in accordance with each Lease, and so long as no Lease Default has occurred and is continuing Agent and the Lenders shall not exercise such right other than on reasonable notice and so as not to disrupt unreasonably the maintenance or operation of the Equipment by Lessee.

                  (b Neither Agent nor any Lender shall have any duty to make, or liability arising out of, any visit, inspection or survey of the Equipment or the Technical Records.


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

                  10.5 Transfers of Possession. At any time that any part of the Equipment is in the possession of Borrower, whether following the termination of either Lease, the repossession of such part of the Equipment by Borrower pursuant to either Lease or otherwise, Borrower shall not lease or otherwise in any manner deliver, transfer or relinquish possession or control of, or transfer any right, title or interest in, any part of the Equipment to any Person other than Agent, any Lender or any Person designated by Agent or any Lender.

                  10.6 Insurances. (a) Borrower shall at all times maintain, or cause Lessee or any sublessee to maintain, insurance on the Equipment and the Technical Records to the extent of and in compliance with the requirements of each Lease at no cost to Agent or any Lender; provided that each policy of insurance required pursuant to each Lease or this Section 10.6 shall:

                           (i) name each Indemnitee as an additional named
                  insured, but without the Indemnitees being liable for premiums in respect of such insurance; and

                           (ii) name Agent as sole loss payee so long as the
                  Equipment is subject to the Lien of the Security Agreement.

                  (b Within 30 days before the renewal date of any Insurance during the Commitment Period, Borrower shall cause Lessee's or its independent insurance brokers, who shall be of recognized national standing, to furnish to Agent and each Lender (i) a certificate in form satisfactory to Agent and the Lenders certifying that the insurance required to be maintained pursuant to each Lease and this Agreement is in full force and effect as of date of such certificate, and (ii) a letter of undertaking confirming certain undertakings, also in form satisfactory to Agent and the Lenders.

SECTION 11. EVENTS OF DEFAULT

                  11.1 Events of Default. The occurrence of any of the following events, whether voluntary or involuntary, arising or effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, not cured within the applicable cure period, if any, shall constitute an "Event of Default":

                  (a if a Lease Event of Default occurs solely as a result of the failure of Lessee to pay monthly "Basic Rent" (as defined in each Lease) and either (i) within 10 days after the occurrence of such Lease Event of Default Borrower fails to pay any amount equal to any unpaid Basic Rent, or (ii) such Lease Event of Default is the fourth consecutive or the sixth overall such Lease Event of Default; provided, however, that nothing contained in this Section 11.1(a) modifies or supersedes the provisions of Sections 11.1(c) through (l) below;

                  (b if a Lease Event of Default occurs, other than a Lease Event of Default that arises solely as a result of the failure of Lessee to pay monthly "Basic Rent" (as defined in each Lease), to make a "Termination Payment"

(as defined in each Lease) when due or to pay the amounts specified in Section 11.01(A), (B) and (C) of each Lease when due or arises solely as a result of the failure of Lessee to pay any Excluded Amounts, and either (i) in the reasonable opinion of Agent notified to Borrower in writing Borrower is unable to cure such Lease Event of Default by the payment of money, or (ii) within 10 days after the occurrence of such Lease Event of Default Borrower fails to eliminate the condition constituting such Lease Event of Default; provided, however, that nothing contained in this Section 11.1(b) modifies or supersedes the provisions of Sections 11.1(c) through (l) below

                  (c the failure of Borrower to pay when due and payable any principal of and interest on the Loan, whether by reason of stated maturity or due date, mandatory prepayment, notice of prepayment, cancellation, acceleration or otherwise, other than a failure arising solely from the failure of Lessee to make any payment of Basic Rent;

                  (d the failure of Borrower, the Trust Company or Guarantor to pay when due and payable any amount, other than principal and interest on the Loan, that may become due under any of the Financing Documents, whether by reason of stated maturity or due date, notice of prepayment, cancellation, acceleration or otherwise, and such failure continues for ten days after the giving of written notice by Agent of such failure;

                  (e any lapse of or failure by Borrower to maintain the Insurances or perform its obligations set forth in Section 10.6, to preserve and maintain its trust existence as required by Section 8.1, or to procure and maintain the registration of both Airframes in the name of Borrower;

                  (f the failure by Borrower to perform or cause to be performed its obligations as set forth in Section 10.2 of this Agreement concerning the preparation or recordation of any document or instrument required by Agent for the maintenance or perfection of the Lien on the Collateral within five Banking Days after the giving of written notice thereof by Agent,

                  (g any failure by Borrower, the Trust Company or Guarantor to fulfill any covenant or to perform any obligation under any Financing Document other than as set forth in Sections 11.1(a) through (f) above, and such failure is not cured within 30 days after the giving of written notice thereof by Agent;

                  (h if any representation or warranty made by Borrower, the Trust Company or Guarantor in any Financing Document or any financial statement proves to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and Borrower, the Trust Company or Guarantor fails to do that which shall be necessary in order that said representation or warranty shall be true, accurate or complete within 30 days after the earlier of actual knowledge thereof by Borrower or of the giving of written notice thereof by Agent;

                  (i if Borrower or Guarantor files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, or any action by Borrower or Guarantor, indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; or if Borrower or Guarantor applies for, or sustains the appointment by consent or acquiescence of, a receiver or trustee for Borrower or Guarantor or for all or a substantial part of their respective property; or if Borrower or Guarantor makes an assignment for the benefit of its creditors, or if Borrower or Guarantor fails to pay or becomes unable to pay its debts as they mature;

                  (j if an involuntary petition is filed against Borrower or Guarantor in bankruptcy or seeking readjustment of its debts or for any other relief under any bankruptcy, insolvency, or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver or trustee is involuntarily appointed for Borrower or Guarantor or for all or a substantial part of their respective property; or there is served on Borrower or Guarantor a warrant of attachment, execution or similar process against any material property and any of such events continues for 60 days undismissed, unbonded or undischarged;

                  (k if this Agreement, any Note, the Security Agreement, the Guaranty or the Deficiency Guaranty shall at any time after its respective execution and delivery and for any reason cease to be in full force and effect (except for the termination of the Guaranty in accordance with Section 3.3), or the Security Agreement shall for any reason cease to be effective to constitute a valid and perfected first priority Lien in and to the Collateral, except for Permitted Liens; or

                  (l subject to the express provisions of this Agreement, if the Equipment or any part of the Equipment is sold, transferred, assigned, leased, encumbered or otherwise disposed of without the prior consent of Agent, other than any such transfer that constitutes a Permitted Lien.

                  11.2 Acceleration. (a) Subject to Section 11.2(c), upon the occurrence of an Event of Default (other than an Event of Default specified in Section 11.1(i) or (j) above) and upon notice to Borrower, Agent may terminate the Commitments of the Lenders and declare the entire outstanding principal balance of, and accrued interest on, the Loan and any and all other sums payable by Borrower under the Financing Documents, including any overdue or default rate interest or other amounts, to be due and payable.

                  (b Upon the occurrence of an Event of Default specified in Section 11.1(i) or (j), automatically and without any notice to Borrower the principal of and accrued interest on the Loan and any and all other sums payable by Borrower to the Lenders under the Financing Documents, including penalties and all other amounts, shall be due and payable (including sums payable pursuant to Section 6.1).

                  (c Upon the occurrence of an Event of Default specified in Section 11.1(a) or (b) and upon notice to Borrower, Agent may declare the entire outstanding principal balance of, and accrued interest on, the Loan and any and all other sums payable by Borrower under the Financing Documents, including any overdue or default rate interest or other amounts, to be due and payable; provided, that if the only Events of Default result solely from Section 11.1(a) or (b), then (i) Agent shall not be entitled to proceed to foreclose the Lien of the Security Agreement unless it shall, to the extent that it is then entitled to do so under the Security Agreement and the applicable Lease and is not then stayed or otherwise prevented from doing so by operation of law, concurrently exercise one or more remedies (other than or in addition to declaring the Lease to be terminated) referred to in Article 18 of such Lease as it shall in its sole good faith discretion determine and (ii) if such exercise is so stayed or prevented by operation of law as a result of Lessee's bankruptcy, Agent will not foreclose the Lien of the Security Agreement until the earlier of (1) the expiration of the "Section 1110 Period" (as hereinafter defined), or (2) actual repossession of the Aircraft; provided, that:

                           (A) if (I) Lessee agrees, with the approval of the
                  relevant court, to perform such Lease in accordance with
                  Section 1110 of the Bankruptcy Code and is performing the Lease in accordance with its terms and has cured all defaults required by Section 1110 of the Bankruptcy Code or (II) Lessee assumes such Lease with the approval of the relevant court in accordance with Section 365 of the Bankruptcy Code and is performing the Lease in accordance with its terms and has cured all defaults as required by Section 365 of the Bankruptcy Code, then Agent shall refrain from foreclosing the Lien of the Security Agreement; and

                           (B) if a Lease Event of Default has occurred and is
                  continuing and, before an Event of Default has occurred and is continuing, Agent declares either Lease to be in default and terminated in accordance with Article 18 of such Lease and subsequently thereto a proceeding under Chapter 11 of the Bankruptcy Code is commenced by or against Lessee and Agent is not stayed or otherwise prevented from exercising remedies under Article 18 of such Lease by operation of law, then Agent will not foreclose the Lien of the Security Agreement until the earlier of (I) the expiration of the "Section 1110 Period" (as hereinafter defined), or (II) actual repossession of the Aircraft.

For purposes of this Section 11.2(c), the term "Section 1110 Period" means the longer of (x) the 60-days period from the date of the order for relief under Chapter 11 of the Bankruptcy Code in respect of Lessee's bankruptcy as provided in Section 1110(a) of the Bankruptcy Code, as such period may be extended by agreement of Borrower, Agent and the bankruptcy trustee of Lessee pursuant to
Section 1110(b) of the Bankruptcy Code, and (y) the period (not to exceed 120 days) during which the applicability of Section 1110 of the Bankruptcy Code to the Aircraft is being contested in good faith by Lessee in appropriate judicial proceedings.

                  (d) Amounts to be paid by Borrower pursuant to Section 11.2(a) through (c) shall be paid without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and except to the extent


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

expressly set forth in Section 11.2(c) of this Agreement and Section 2.5 of the Security Agreement, Agent and any Lender may exercise any and all rights and remedies under the Security Agreement or under Applicable Law.

                  11.3 Effect of Bankruptcy Stay. In the event Borrower becomes subject to the jurisdiction of a bankruptcy court and Agent and the Lenders, as a result, are prevented by any order of such court or by operation of any law from sending any notice permitted or required to commence a period during which Borrower may cure any Event of Default, then the period during which Borrower may cure such Event of Default shall commence to run without notice on the first date on which Agent would have been entitled to give such notice but for the effectiveness of such order or law.

SECTION 12. FEES AND EXPENSES

                  12.1 Transaction Expenses. Borrower will, on the Closing Date, on the Additional Commitment Closing Date and subsequently upon receipt of invoices by Agent and the Lenders, pay to or reimburse Agent and the Lenders for
(i) all reasonable out-of-pocket expenses incurred in connection with the negotiation, execution and delivery of the Financing Documents, including all filing and recordation fees incurred by Agent and the initial Lender in connection with the perfection of the Lien granted by Borrower pursuant to the Financing Documents and the Additional Commitment Documents, (ii) all reasonable legal fees and disbursements of Agent's and the initial Lender's counsel incurred in connection with all professional services rendered and to be rendered and disbursements incurred and to be incurred by said lawyers with respect to the negotiation, execution and delivery of the Financing Documents and the Additional Commitment Documents, including the reasonable fees and disbursements incurred by Feltman, Karesh, Major & Farbman, Limited Liability Partnership and Special FAA Counsel, and (iii) all out-of-pocket expenses of Agent and the Lenders incurred in connection with the preservation and/or enforcement of any rights granted to the Lenders and Agent under any Financing Document and the Additional Commitment Documents.

                  12.2 Up-front Fee. Borrower (i) paid to Agent on the Closing Date a fee in the amount of $80,000, and (ii) shall pay to Agent on the Additional Commitment closing date an additional one-time fee in the amount of $50,000.

                  12.3 Credit Approval. (a) Agent acknowledges receiving on behalf of the Lenders a fee in the amount of $50,000 (the "Credit Approval Fee"), which Borrower acknowledges was the property of the Lenders and not subject to any claim or interest of Borrower or Guarantor as beneficiary under the Trust Agreement except to the extent set forth in this Section 12.3(a). Borrower confirms that on the Closing Date, upon consummation by Borrower, the Trust Company and Guarantor of the transactions contemplated by the Financing Documents, Agent paid the Credit Approval Fee to Borrower.


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

                  (b) Agent acknowledges receiving on behalf of the Lenders a fee in the amount of $25,000 (the "Additional Credit Approval Fee"), which Borrower acknowledges is the property of the Lenders and not subject to any claim or interest of Borrower or Guarantor as beneficiary under the Trust Agreement except to the extent set forth in this Section 12.3(b). Agent and the Lenders agree that on the Additional Commitment Closing Date, upon consummation by Borrower, the Trust Company and Guarantor of the transactions contemplated by the Additional Commitment Documents, Agent shall pay the Additional Credit Approval Fee to Borrower on behalf of the Lenders. Borrower agrees that if Borrower, the Trust Company, Guarantor and Lessee, or any of them, fail to consummate the transactions contemplated by the Additional Commitment Documents on the Additional Commitment Closing Date, the Lenders shall be entitled to retain the Additional Credit Approval Fee free and clear of any claims by Borrower or Guarantor.

                  12.4 Commitment Termination Fee. On any date on which the Total Commitment under this Agreement is terminated, whether pursuant to Section 4.3, 4.4, 11.2 or otherwise (excluding, however, terminations pursuant to Sections 4.3(a), 6.3 and 11.2 and any termination by Borrower pursuant to
Section 4.4 as a result of liability of Borrower arising under Section 6.4 or
6.5 that exceeds or will exceed, in the aggregate, $100,000 during the Commitment Period), Borrower shall pay to Agent on behalf of the Lenders on the date of such termination or reduction a commitment termination fee (the "Commitment Fee") equal to (a) on or before September 30, 1999, 1.0% of the amount of the Total Commitment immediately before termination, and (b) on or after October 1, 1999, 0.5% of the amount of the Total Commitment immediately before termination.

                  12.5 Commitment Fee. (a) Borrower shall pay to Agent for the account of each Lender a non-refundable commitment fee (the "Commitment Fee") on the daily average amount of the Unused Commitment for each Payment Period during the Commitment Period at an annual rate equal to the following formula:

                            0.01875 - 0.0025(OL / UC)

where "OL" is the average principal amount of the Loan outstanding during such Payment Period and "UC" is the Unused Commitment for such Payment Period; provided, that if the preceding formula yields a negative number, the Commitment Fee for such Payment Period shall be zero.

                  (b) The accrued Commitment Fee shall be payable quarterly in arrears on each Payment Date for the Payment Period then ending and, in the event Total Commitment is terminated, on the effective date of such termination.

                  12.6 Extension Fee. Upon the exercise by Borrower of its option to extend the Commitment Period pursuant to Section 2.8 hereof, Borrower shall pay to Agent a one-time non-refundable fee in the amount of $20,000.


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

SECTION 13. AGENT

                  13.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes Agent to act as its agent under the Financing Documents with such powers as are specifically delegated to Agent by the terms of the Financing Documents, together with such other powers as are reasonably incidental to such delegated powers. Agent shall have no duties or responsibilities except those expressly set forth in the Financing Documents and shall not be a trustee for any Lender. Agent shall not be responsible to the Lenders (a) for any recitals, statements, representations or warranties contained in the Financing Documents, in any certificate or other document referred to or provided for in, or received by any of them under, the Financing Documents, (b) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Financing Documents or any other document referred to or provided for in the Financing Documents, (c) for the collectibility of the Loan, (d) for the validity, effectiveness or value of any interest or security covered by the Security Agreement, (e) for the value of the Collateral, (f) for the validity or effectiveness of any assignment, mortgage, pledge, security agreement, financing statement, document or instrument or for the filing, recording, re-filing, continuing or re-recording of any thereof, or
(g) for any failure by Borrower or any other party to the Financing Documents to perform any of its obligations under the Financing Documents, except that Agent shall undertake to file continuation statements for the financing statements filed naming Agent as secured party. In all its actions and duties, Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under the Financing Documents or in connection with the Financing Documents except for its or their own gross negligence or willful misconduct.

                  13.2 Reliance by Agent. Agent shall be entitled to rely upon any certification, notice or other communication (including by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by the Financing Documents, Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Financing Documents in accordance with instructions signed by the Majority Lenders, and such instructions of the Majority Lenders or other number of the Lenders as aforesaid and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  13.3 Events of Default. Agent shall not be deemed to have knowledge of the occurrence of a Default unless Agent has received notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that Agent receives such a notice of the occurrence of a Default, Agent shall promptly give notice of such Default to the Lenders (and shall give each Lender notice of each such non-payment). Subject to
Section 13.6, Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders.

                  13.4 Indemnification of Agent. The Lenders shall indemnify Agent (to the extent not reimbursed by Borrower, Trust Company, Guarantor or Lessee pursuant to the Financing Documents) ratably in accordance with the aggregate principal amount of the Commitments of the Lenders for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever imposed on, incurred by or asserted against Agent in any way relating to or arising out of
(a) the Financing Documents, (b) any other documents contemplated by or referred to in the Financing Documents, (c) the transactions contemplated by or referred to in the Financing Documents (including the costs and expenses that Borrower is obligated to pay under Section 12 but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties under the Financing Documents), or (d) the enforcement of any of the terms of the Financing Documents or of any other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of Agent.

                  13.5 Non-Reliance on Agent and other the Lenders. (a) Each Lender agrees that it has, independently and without reliance on Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its own decision to enter into this Agreement, and that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Financing Documents.

                  (b) Agent shall not be required to keep itself informed as to the performance or observance by Borrower of the Financing Documents or to inspect the properties or books of Borrower. Except for any notices, reports and other documents and information expressly required to be furnished to the Lenders by Agent under the Financing Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower, Guarantor or Lessee that may come into the possession of Agent.

                  13.6 Failure to Act. Except for action expressly required of Agent under the Financing Documents, Agent shall in all cases be fully justified in failing or refusing to act under the Financing Documents unless it shall be indemnified to its satisfaction by the Lenders against any and all liabilities and expenses that may be incurred by it by reason of taking or continuing to take any such action.

                  13.7 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided in this Section 13.7, Agent may resign at any time by giving not less


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

than 10 days prior written notice to the Lenders and Borrower. Agent may be removed at any time for cause by the Majority Lenders, and may be removed at any time without cause by the affirmative vote of all the Lenders. Upon any such resignation or removal, the Majority Lenders shall appoint a successor Agent, which with the consent of all the Lenders may be a Lender and which, if the successor Agent is not a Lender, shall require the consent of Borrower, such consent not to be unreasonably withheld or delayed. If no successor Agent is appointed by the Lenders and accepts such appointment within 30 days after the resigning Agent's notice of resignation or the Lenders' removal of the previous Agent, then the resigning or removed Agent may, on behalf of the Lenders, after consultation with Borrower, appoint a successor Agent. Upon the acceptance of any appointment as Agent under the Financing Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Financing Documents. Borrower, the Lenders and the retiring Agent shall, at Borrower's expenses, thereupon execute, deliver and file financing statement amendments reflecting such change. After any retiring Agent's resignation or removal as Agent, the provisions of this Section 13 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

SECTION 14. CERTAIN MATTERS CONCERNING THE LENDERS

                  14.1 Pro Rata Treatment Among the Lenders. Except as otherwise provided in the Financing Documents, (a) each borrowing from the Lenders under
Section 2.1 will be made from the Lenders and each payment of the Commitment Fee, Commitment Termination Fee and the Commitment Extension Fee shall be made for the account of the Lenders pro rata according to their respective Commitments, and (b) each payment and prepayment of principal of or interest on the Loan will be made to Agent for the account of the Lenders pro rata according to their respective Commitments.

                  14.2 Sharing of Collateral and Payments. In the event that at any time any Lender shall obtain payment in respect of a Note or interest on the Loan, or receive any collateral in respect of any portion of the Loan, whether voluntarily or involuntarily, in a greater proportion than any such payment obtained by any other Lender in respect of the corresponding Note held by it or interest thereon, then the Lender so receiving such greater proportionate payment shall purchase for cash from the other Lenders such portion of each such other Lender's outstanding loan, or shall provide such other Lenders with the benefits of any such collateral or the proceeds thereof, as shall be necessary to cause such Lender receiving the proportionate over-payment to share the excess payment or benefits of such collateral or proceeds ratably with each of the other Lenders, each of which shall have a Lien on its ratable portion of the amount described hereinafter obtained from Borrower; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from the Lender which received the proportionate over-payment, such purchase shall be rescinded and the purchase price and benefits returned to the extent of such recovery, but without interest.

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

                  14.3 Several Obligations. The failure of any Lender to make any Advance to be made by it on a Borrowing Date shall not relieve the other Lenders of their respective obligations to make their Advances on such Borrowing Date, but no Lender shall be responsible for the failure of the other Lenders to make Advances to be made by such other Lenders.

SECTION 15. REGISTRATION AND TRANSFER OF NOTES

                  15.1 Registration, Transfer and Exchange of Notes. Borrower will maintain a register for the registration and transfer of the Notes. Subject to Section 16.9, any Lender may transfer or exchange an outstanding Note for one or more new Notes by surrendering such outstanding Note at the address of Borrower set forth in Section 16.2, together with its written request for the issuance of a new Note or Notes, specifying the authorized denomination or denominations of the same and the name and address of the Person or Persons in whose name or names the new Note or Notes are to be registered and payable. Promptly upon receipt by Borrower of the foregoing, but subject to Section 16.9, Borrower shall execute and deliver such new Note or Notes, in the aggregate principal amount of and dated the same date as the outstanding Note surrendered, in such denomination or denominations specified in the written request and registered in and payable to such Person or Persons specified in such written request; provided, that if more than one new Note is to be issued, the denominations of all but one of such new Notes shall not be less than $100,000. Borrower shall make a notation on each new Note of the amount of all payments of principal theretofore made, or the date to which such payments have been made, on the old Note or Notes in exchange for which such new Note has been issued and the date to which interest on such old Note or Notes has been paid.

                  15.2 Mutilated, Destroyed, Lost or Stolen Notes15. If any Note shall become mutilated or shall be destroyed, lost or stolen, Borrower shall, upon the written request of the holder of such Note, execute and deliver in replacement thereof, a new Note, payable in the same original principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen. Borrower shall make a notation on each new Note of the amount of all payments of principal and premium, if any, theretofore made, or the date to which such payments have been made on the Note so mutilated, destroyed, lost or stolen and the date to which interest on such old Note has been paid. If the Note being replaced has been mutilated, such Note shall be delivered to Borrower and shall be canceled by it. If the Note being replaced has been destroyed, lost or stolen, the Lender holding such Note shall furnish to Borrower an indemnity agreement reasonably satisfactory to Borrower that holds Borrower harmless from any loss, including claims for principal of and interest on the purportedly destroyed, lost or stolen Note, together with the written statement, signed by a duly authorized officer of such Lender, advising as to the destruction, loss or theft of such Note.


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

                  15.3 Transferability of Note. Each Note shall be transferable by the holder of such Note upon the terms set forth in Section 16.9 of this Agreement. No transfer of a Note shall be valid unless and until a new Note or Notes in the name of the transferee or transferees has been issued in accordance with Section 15.1.

                  15.4 Validity of Substituted Note. All Notes executed and delivered in substitution or exchange for any Note shall be the valid obligations of Borrower, evidencing the same debt as the Note in exchange for which they were executed and delivered, and shall be secured by the Lien of the Security Agreement to the same extent as though originally issued under this Agreement.

                  15.5 Cancellation of Notes. All Notes surrendered to Borrower for payment, prepayment in full, transfer or exchange shall be canceled by it, and no Note shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement.

SECTION 16. MISCELLANEOUS PROVISIONS

                  16.1 Modifications, Consents and Waivers; Entire Agreement.
(a) No modification, amendment or waiver of any provision of the Financing Documents, any other agreement, instrument and document delivered pursuant to the Financing Documents or consent to any departure by Borrower from any of the terms or conditions of the Financing Documents shall be effective unless it is in writing and signed by the parties to such Financing Document or other agreement, instrument or document or, in the case of this Agreement, by Agent and by the requisite the Lenders as set forth in Section 16.1(b). Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances.

                  (b) The provisions of this Agreement may be modified, amended or waived, or a consent given with respect to such provisions, if signed by Agent and the Majority Lenders, except that:

                  (i) any modification, amendment, waiver or consent that has the effect of changing or waiving the Commitment of any Lender, the principal amount of the Advances to be borrowed or repaid, the maturity of the Loan, the dates for and the amount of repayment of any Advance, the Interest Rate and the provisions of this Section 16.1(b) shall require the agreement of Agent and all the Lenders; and

                  (ii) any modification or amendment that has the effect of increasing the Total Commitment (but not the Commitment of any Lender) shall require the agreement of Agent and Majority Lenders.


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

                  16.2 Notices. (a) Every notice or demand under this Agreement shall be in writing and may be given or made by registered mail, return receipt requested, by internationally recognized overnight courier service or by telefax (with an additional copy of the notice sent by courier for confirmation purposes).

                  (b) Every notice or demand shall be sent, in the case of overnight courier, registered mail or telefax, to the address of any Lender set forth on the signature page to this Agreement of such Lender and to Agent or Borrower at the following address:

                       (i)  to Borrower:   Meridian Trust Company
                                           c/o First Union National Bank
                                           Corporate Trust Administration
                                           One Rodney Square
                                           920 King Street, 1st Floor
                                           Wilmington, Delaware 19801
                                           Telephone:   +1-302-888-7530
                                           Telefax:     +1-302-888-7544

                       with a copy to:     Airlease Ltd., A California Limited
                                             Partnership
                                           555 California Street, 4th Floor
                                           San Francisco, California 94104
                                           Attention:   President
                                           Telephone:   +1-415-765-7492
                                           Telefax:     +1-415-765-1817

                       (ii) to Agent:      Credit Lyonnais/PK AIRFINANCE,
                                             New York Branch
                                           Carnegie Hall Tower
                                           152 West 57th Street
                                           New York, New York 10019
                                           Attention:   First Vice President
                                           Telephone:   +1-212-245-2575
                                           Telefax:     +1-212-397-9393

                       with a copy to:     Credit Lyonnais/PK AIRFINANCE
                                           European Bank and Business Center
                                           6D, rue de Treves
                                           L-2633 Senningerberg
                                           Luxembourg
                                           Attention:  Vice President, Contracts
                                           Telephone:  +352-34-20-301
                                           Telefax:    +352-34-80-50

                  (c) Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received if sent by internationally recognized overnight courier service or registered mail, upon acknowledgment of receipt or as of the date on which receipt of such notice delivered by overnight courier or registered mail is refused or such courier or the relevant postal service advises that such letter is not deliverable at the address set out in Section 16.2 or, in the case of a telefax, after the sender has received evidence of successful transmission.

                  (d) Any party hereto may change its address for the purpose of giving notice by advising the other parties of such change of address in a notice given pursuant to the provisions of this Section 16.2.

                  16.3 Entire Agreement; No Oral Change. This Agreement (including all Exhibits and Appendices hereto and documents or instruments executed in connection herewith) embodies the entire agreement and understanding between Borrower, Agent and the Lenders relating to the subject matter hereof and thereof and supersedes all prior agreements and understandings relating hereto and thereto and none of the parties hereto or thereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein or therein. This Agreement may not be changed and no right granted or obligation imposed hereunder may be waived orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  16.4 Governing Law; Jurisdiction and Venue. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE WHOLLY PERFORMED THEREIN. Borrower, Agent and the Lenders hereby consent and submit to the non-exclusive jurisdiction and venue of the United States District Court of the Southern District of New York and agree that venue is proper in those courts and waive any right to object based upon jurisdiction (either personal or subject matter) or venue or inconvenient forum therein in connection with any action arising out of, or connected in any way with, this Agreement, the Notes or any other Financing Document executed in connection herewith or therewith or contemplated hereby or thereby. Borrower agrees that service of process or any other papers upon it by registered air mail at its address set forth herein shall be deemed good, proper and effective service upon it. Nothing set forth herein shall be deemed to preclude the service of process or any other papers upon Borrower by any other method permitted by Applicable Law.

                  16.5 Usury. Notwithstanding any provision to the contrary herein contained neither Agent nor the Lenders shall collect a rate of interest on any obligation owing by Borrower to the Lenders in excess of the maximum rate of interest permitted by Applicable Law. Borrower understands and believes that the lending transaction which is the subject of this Agreement complies with all applicable usury laws; however, if any interest or other charges in connection with such lending transaction are ever determined to exceed the maximum amount permitted by law, then Borrower agrees that (a) the amount of interest or charges payable pursuant to this Agreement and the Notes shall be reduced to the maximum amount permitted by law, and (b) any excess amount previously collected from Borrower in connection with this Agreement or Notes that exceeds the maximum amount permitted by law shall be credited against the principal amount of the Loan then outstanding. If the outstanding principal balance of the Loan has been paid in full, the excess amount paid shall be refunded to Borrower. The "contracted for rate of interest" of the Commitment to be advanced pursuant to the terms hereof includes the following: (i) the Interest Rate calculated and applied to the principal balance of the Loan in accordance with the provisions of this Agreement and the Notes; (ii) the rate of interest to be calculated and applied with respect to the principal balance of the Loan outstanding in accordance with the provisions of Section 4.2(c); (iii) the fees set forth in Section 12; and (iv) all fees, charges, goods, things in action or any sum or things of value (collectively, "Additional Sums") paid or payable by Borrower, whether pursuant to this Agreement or any other Financing Document. If any such Additional Sums may, under Applicable Law, be deemed to be interest with respect to the lending transaction which is the subject of this Agreement, then, for the purpose of any Applicable Law that may limit the maximum amount of interest to be charged with respect to the lending transaction which is the subject of this Agreement, such Additional Sums shall be payable by Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                  16.6 No Broker. Each of Borrower, Agent and the Lenders hereby represent and warrant to the other that no broker brought about the transactions contemplated hereby and each party hereby agrees to indemnify and hold the other party harmless from, any and all liabilities and costs (including without limitation, costs of counsel) to any person or entity claiming brokerage commissions or finder's fees on account of this Agreement.

                  16.7 Survival. Each of the representations, warranties and covenants of Borrower contained herein shall survive the Closing Date.

                  16.8 Waiver of Jury. Borrower, Agent and the Lenders irrevocably waive the right to a trial by jury in any action or proceeding brought to enforce any provision of this Loan Agreement, the Notes, the Security Agreement or any other Financing Document to which they are parties.

                  16.9 Assignment, Successors and Assigns. (a) Borrower shall not assign any rights under this Agreement nor shall any of Borrower's duties hereunder or under the Notes, Security Agreement or other Financing Documents to which it is a party be assigned or delegated without the prior written consent of the Majority Lenders which consent shall not be unreasonably withheld or delayed, and any such assignment or delegation shall be null and void.


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

                  (b) Each of the Lenders or any assignee, transferee or sub-participant (a "Transferee") may with the prior consent of Borrower, such consent not to be unreasonably withheld or delayed, assign all or any part of its rights and benefits under this Agreement, and each of the Lenders or any Transferee may without the prior consent of Borrower at any time sub-participate all or any part of its rights and benefits under this Agreement; provided, that no such assignment or sub-participation made as aforesaid will result in the obligations of Borrower under this Agreement being greater than they would have been in the absence of such assignment.

                  (c) A Lender may disclose to a potential Transferee such information about Borrower as shall have been made available to that Lender in connection with this Agreement generally and additionally may disclose such information to any affiliate of that Lender or, on being requested to provide the same, to any governmental or regulatory body.

                  (d) The Lender or any Transferee may at any time and from time to time change its lending office but such Lender shall give Borrower prior notice thereof. Until Borrower receives such notification, it shall be entitled to assume that the Lender or Transferee is acting through the lending office of which it last had notice; provided that no such change of lending office (unless made at the request of Borrower) will result in Borrower's obligations hereunder being greater than they would have been in the absence of such change.

                  16.10 Captions and Section Headings; Construction. Captions and Section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. This Agreement and all documents executed in connection with this Agreement shall be construed without regard to the identity of the party that prepared such document, and no presumption shall arise as a result thereof.

                  16.11 Severability. In the event that any one or more of the provisions of this Agreement, the Notes or any Financing Document shall be invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein or of the same provisions in any other jurisdiction shall not in any way be affected or impaired thereby.

                  16.12 Time of the Essence. Time is of the essence with respect to all of the payment and performance obligations of Borrower under the Financing Documents.

                  16.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.


                            [signature pages follow]

                  IN WITNESS WHEREOF, Borrower, the Lenders and Agent have caused their duly authorized officers to execute and deliver this Secured Loan Agreement as of the day and year first written above.


                  Borrower:   MERIDIAN   TRUST   COMPANY,   not   in   its
                              individual   capacity  except  as  expressly
                              set forth in this Agreement but as owner trustee pursuant to the Trust Agreement


                              By:________________________________
                              Name:
                              Title:




                  Agent:      CREDIT LYONNAIS/PK AIRFINANCE,  NEW
                                    YORK BRANCH, as Agent for the Lenders

                              By:________________________________
                              Name:
                              Title:


                              By:________________________________
                              Name:
                              Title:

                             LENDER SIGNATURE PAGE

                                  CREDIT LYONNAIS/PK AIRFINANCE, NEW YORK BRANCH


                                  By:________________________________
                                  Name:
                                  Title:


                                  By:________________________________
                                  Name:
                                  Title:


Commitment Percentage:     100.00%


Lending Office for Loans:  Carnegie Hall Tower
                           152 West 57th Street
                           New York, New York 10019
                           Attention:   First Vice President
                           Telephone:   +1-212-245-2575
                           Telefax:     +1-212-397-9393


Address for Notices:       Lending Office

         with a copy to:   Credit Lyonnais/PK AIRFINANCE
                           European Bank and Business Center
                           6D, rue de Treves
                           L-2633 Senningerberg
                           Luxembourg
                           Attention:   Vice President, Contracts
                           Telephone:   +352-34-20-301
                           Telefax:     +352-34-80-50

                                                                      Schedule 1


                                TOTAL COMMITMENT


                  The Total Commitment of the Lenders at any time shall be the amount set forth below during the indicated period, and the Commitment of any Lender at any time shall be such Lender's Commitment Percentage of the amount set forth below during the indicated period:


                                    Period                            Commitment
                                    ------                            ----------
                  Closing Date to March 31, 1998                      $7,450,000
                  April 1, 1998 to June 30, 1998                       6,900,000
                  July 1, 1998 to September 30, 1998                   6,350,000
                  October 1, 1998 to immediately prior to
                           Additional Commitment Closing Date          5,800,000
                  Additional Commitment Closing Date
                           to December 31, 1998                       10,800,000
                  January 1, 1999 to March 31, 1999                   10,030,000
                  April 1, 1999 to June 30, 1999                       9,260,000
                  July 1, 1999 to September 30, 1999                   8,490,000
                  October 1, 1999 to December 31, 1999                 7,720,000
                  January 1, 2000 to March 31, 2000                    7,050,000
                  April 1, 2000 to June 30, 2000                       6,380,000
                  July 1, 2000 to September 30, 2000                   5,710,000
                  October 1, 2000 to December 31, 2000                 5,040,000
                  January 1, 2001 to March 31, 2001                    4,370,000
                  April 1, 2001 to June 30, 2001                       3,700,000
                  July 1, 2001 to September 30, 2001                   3,030,000
                  October 1, 2001 and thereafter                               0

                                                                      Schedule 2


                  TOTAL COMMITMENT DURING THE EXTENSION PERIOD



                  The Total Commitment of the Lenders at any time during the Extension Period shall be the amount set forth below during the indicated period, and the Commitment of any Lender at any time during the Extension Period shall be such Lender's Commitment Percentage of the amount set forth below during the indicated period:


                                    Period                            Commitment
                                    ------                            ----------
                  October 1, 2001 to December 31, 2001                 2,424,000
                  January 1, 2002 to March 31, 2002                    1,818,000
                  April 1, 2002 to June 30, 2002                       1,212,000
                  July 1, 2002 to September 30, 2002                     606,000
                  October 1, 2002 and thereafter                               0


                                      -57-